Exhibit 10.7

Net/Gross Multi-Tenant Office/Laboratory	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 1

LEASE AGREEMENT

This LEASE AGREEMENT (this “Lease”) is made as of this 20th day of May, 2011, between ARE-500 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and FORMA THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

BASIC LEASE PROVISIONS

Address:	500 Arsenal Street, Watertown, Massachusetts.

Premises:	That portion of the Project, containing approximately 45,000 rentable square feet, as determined by Landlord, as shown on Exhibit A (without regard to any furniture, equipment, cabinets not built-in and other items not affixed to the Building).

Project:	The real property on which the building (the “Building”) containing the Premises is located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent:

Lease Year	Per Month	Per Rentable Square Foot
1	$105,000.00	$28.00
2	$123,750.00	$33.00
3	$131,250.00	$35.00
4	$138,750.00	$37.00
5	$146,250.00	$39.00

Base Rent as set forth above shall be subject to increase as set forth in Section 4 below in the event that Tenant elects to receive any “Additional Tenant Improvement Allowance” (as such term is defined in the Work Letter attached as Exhibit C.

Lease Year:	Each successive period of 12 calendar months during the Term, beginning with the Commencement Date, except that if the Commencement Date is not the first day of a calendar month, then the first Lease Year shall include the partial month containing the Commencement Date and the following 12 full calendar months, and each of the following Lease Years shall consist of the 12 calendar months following the previous Lease Year, until the end of the Term.

Rentable Area of Premises:	Approximately 45,000 rentable square feet.

Rentable Area of Project:	Approximately 92,500 rentable square feet.

Tenant’s Share of Operating Expenses:	48.65%.

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Net/Gross Multi-Tenant Office/Laboratory	500 Arsenal St., Watertown, MA
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Security Deposit:	$495,000.00.

Target Commencement Date:	December 1, 2011.

Commencement Date:	As defined in Section 2 below.

Rent Commencement Date:	As defined in Section 2 below.

Base Term:	Beginning on the Commencement Date and ending 60 months from the last day of the calendar month containing the Rent Commencement Date (as defined in Section 2) hereof.

Permitted Use:	Research and development laboratory, related administrative and general office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

Address for Rent Payment:	Landlord’s Notice Address:
P.O. Box 975383	385 East Colorado Boulevard, Suite 299
Dallas, TX 75397-5383	Pasadena, CA 91101
Attention: Corporate Secretary

Tenant’s Notice Address:

Prior to Commencement Date:	After Commencement Date:
790 Memorial Drive	500 Arsenal Street
Cambridge, MA 02139	Watertown, MA 02472
Attention: Chief Executive Officer	Attention: Chief Executive Officer

With a copy to:	With a copy to:

Rubin and Rudman LLP	Rubin and Rudman LLP
50 Rowes Wharf, 3rd Floor	50 Rowes Wharf, 3rd Floor
Boston, MA 02110	Boston, MA 02110
Attention: Peter B. Finn, Esq.	Attention: Peter B. Finn, Esq.

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

☒	EXHIBIT A - PREMISES DESCRIPTION	☒	EXHIBIT B - DESCRIPTION OF PROJECT
☒	EXHIBIT C - WORK LETTER	☒	EXHIBIT D - COMMENCEMENT DATE
☒	EXHIBIT E - RULES AND REGULATIONS	☒	EXHIBIT F - TENANT’S PERSONAL
☒	EXHIBIT G - NOTIFICATION OF PRESENCE OF ASBESTOS CONTAINING MATERIALS	☒	EXHIBIT H - USED EQUIPMENT

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” Landlord reserves the right to modify Common Areas, provided that such modifications do not adversely affect Tenant’s use of the Premises for the Permitted Use or block any entrances to the Premises.

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Net/Gross Multi-Tenant Office/Laboratory	500 Arsenal St., Watertown, MA
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2. Delivery; Acceptance of Premises; Commencement Date; Used Equipment. Landlord shall use commercially reasonable efforts to deliver the Premises to Tenant with Landlord’s Work Substantially Completed (“Delivery” or “Deliver”) on or before the Target Commencement Date. If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises within 60 days of the Target Commencement Date for any reason other than delays due to Force Majeure or Tenant Delays, this Lease may be terminated by Landlord or Tenant by written notice to the other, and if so terminated by either: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used herein, the terms “Landlord’s Work,” “Tenant’s Work,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth in the Work Letter. “Force Majeure” shall have the meaning set forth in Section 34. If neither Landlord nor Tenant elects to void this Lease within 10 business days of the lapse of such 60 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

The “Commencement Date” shall be the earliest of: (i) the date Landlord Delivers the Premises to Tenant; or (ii) the date Tenant conducts any business in the Premises or any part thereof (it being understood that the mere performance of any Tenant’s Work, moving into the Premises and the installation of furniture and equipment in the Premises shall not be deemed to be the conduct of business by Tenant). The “Rent Commencement Date” shall be the date that is 14 days after the Commencement Date. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date, the Rent Commencement Date and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s or Tenant’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and any Extension Term that Tenant may elect pursuant to Section 39 below.

Except as set forth in the Work Letter, if applicable: (i) Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) Tenant’s taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken, subject to any latent defects not known to Tenant. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, except for the obligation to pay Rent, which obligation shall commence on the Rent Commencement Date.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

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Net/Gross Multi-Tenant Office/Laboratory	500 Arsenal St., Watertown, MA
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Tenant acknowledges receipt of payment from Landlord in the amount of $1,500.00 for use by Tenant for the preparation of a test-fit study of the Premises by an architect mutually agreed to by Tenant and Landlord.

Tenant shall have the right, during the Term of this Lease, to use the existing equipment in the Premises listed on Exhibit G (the “Used Equipment”) subject to the terms of this Lease. Tenant shall accept the Used Equipment in the condition in which the Used Equipment is in as of the Commencement Date, without any representation or warranty by Landlord as to the condition of the Used Equipment, which is made available to Tenant in its “as is, where is” condition as of the Commencement Date with all faults, and without any warranty of fitness for a particular purpose or warranty of merchantability. Tenant’s use of the Used Equipment shall be at Tenant’s sole risk, cost and expense. Landlord shall have no obligation to repair or replace any of the Used Equipment as may be in disrepair or destroyed at any time. Tenant shall: (i) maintain the Used Equipment in the condition in which it is delivered to Tenant, reasonable wear and tear and damage caused by fire or other casualty excepted, (ii) surrender and yield up the Used Equipment in such condition to Landlord at the end of the Term, (iii) not remove the Used Equipment from the Premises, and (iv) obtain and maintain, through the end of the Term of this Lease, property insurance, with a company reasonably acceptable to Landlord, for 100% of the replacement cost of the Used Equipment, naming Landlord as an additional insured and shall provide Landlord with evidence of such coverage simultaneously with execution of this Lease. The Used Equipment excludes any and all equipment, machinery or other personal property that Tenant may arrange to receive from Enanta Pharmaceuticals, Inc., the prior tenant of the Premises (collectively, the “Prior Tenant Equipment”), it being understood that any such Prior Tenant Equipment shall be at Tenant’s sole cost, risk and expense and Landlord shall have no responsibility for, or liability on account of, any such Prior Tenant Equipment.

3. Rent.

(a) Base Rent. The Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof beginning on the Rent Commencement Date, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

(b) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of “Operating Expenses” (as defined in Section 5) beginning on the Rent Commencement Date, and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4. Adjustment to Base Rent. Base Rent shall be increased as of the “Additional Allowance Receipt Date” (as such term is defined below) by an amount equal to $0.10 per annum for each $1.00 or portion thereof of the Additional Tenant Improvement Allowance disbursed to Tenant pursuant to Section 5(b) of the Work Letter. By way of example, for illustration purposes only, if Tenant receives $200,000.00 of Additional Tenant Improvement Allowance, Base Rent shall be increased by $20,000 per year. The “Additional Allowance Receipt Date” shall mean the first business day that Tenant receives any part of the Additional Tenant Improvement Allowance pursuant to the Work Letter.

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Net/Gross Multi-Tenant Office/Laboratory	500 Arsenal St., Watertown, MA
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5. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. During each month of the Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project (including, without duplication, Taxes (as defined in Section 9), capital repairs and improvements amortized over the lesser of 7 years and the useful life of such capital items, and the costs of Landlord’s third party property manager in the amount of 3% of Base Rent or, if there is no third party property manager, administration rent in the amount of 3.0% of Base Rent (including Base Rent that would have been due with respect to any free rent period)), excluding only:

(a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

(b) capital expenditures for expansion of the Project and capital expenditures and capital repairs made during the last one (1) year of the Base Term, unless Tenant exercises the Extension Right pursuant to Section 39 below;

(c) interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

(d) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

(e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f) legal and other expenses incurred in the negotiation or enforcement of leases;

(g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h) costs of removal or abatement of the asbestos described in Exhibit G;

(i) costs of utilities outside normal business hours sold to tenants of the Project;

(j) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(k) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

(l) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

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Net/Gross Multi-Tenant Office/Laboratory	500 Arsenal St., Watertown, MA
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(m) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(n) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

(o) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(p) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(q) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(r) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(s) costs incurred in the sale or refinancing of the Project;

(t) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein; and

(u) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

The Annual Statement shall be final and binding upon Tenant unless Tenant, within 30 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 30 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant and its accountants and representatives with access to Landlord’s books and records relating to the operation of the Project and such other information as Landlord determines is needed in order to be responsive to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree

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upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected by Tenant from among the 5 largest in the United States, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either: (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Project is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Project had been 95% occupied on average during such year.

“Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as Tenant’s Share as reasonably adjusted by Landlord following a measurement of the rentable square footage of the Project and the Premises to be done by Landlord within 90 days of the Commencement Date, or as soon as reasonably possible thereafter, and shall be subject to further adjustment for changes in the physical size of the Premises or the Project occurring thereafter. Landlord may equitably increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

6. Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be either: (A) in the form of an unconditional and irrevocable letter of credit that (i) is in form and substance satisfactory to Landlord, (ii) names Landlord as beneficiary, (iii) expressly allows Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) is issued by an FDIC-insured financial institution satisfactory to Landlord, and (v) is redeemable by presentation of a sight draft in the state of Landlord’s choice; or (B) in the form of an amendment to that certain Irrevocably Standby Letter of Credit Number BPB#544, issued April 4, 2008 (the “BPB 2008 Letter of Credit”) to Beneficiary ARE-770/784/790 Memorial Drive, LLC (the “Original Beneficiary”), the form and substance of which amendment is satisfactory to Landlord and (i) names Landlord as a Beneficiary in addition to the Original Beneficiary, who shall remain a beneficiary on the BPB 2008 Letter of Credit, (ii) expressly allows Landlord or the Original Beneficiary to draw upon it at any time from time to time by delivering to the issuer notice that Landlord or the Original Beneficiary is entitled to draw thereunder, (iii) increases the aggregate amount of said BPB 2008 Letter of Credit to $495,000, and (iv) extends the Expiration Date of the BPB 2008 Letter of Credit through February 28, 2022 (each of the letter of credit described in clause A of this sentence or the amendment to the BPB 2008 Letter of Credit described in clause B of this sentence, is referred to in this Lease as the “Letter of Credit”). If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by

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Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions or provide a new Letter of Credit in such amount as is necessary to restore the Security Deposit to the amount set forth in the Basic Lease Provisions and that meets all of the requirements of this Section 6. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 60 days after the expiration or earlier termination of this Lease.

If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Lease, including without limitation Landlord’s obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

7. Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant will use the Premises in a safe manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the

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Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 100 pounds per square foot or more of floor area in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require (i) ventilation, air exchange, heating or steam beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use, or (ii) electric, gas or water beyond the existing capacity of the respective electric, gas or water equipment and/or system serving the Premises. Landlord agrees not to delay its response to such request for consent to such use, but Landlord’s consent thereto may be given, withheld or conditioned in Landlord’s sole discretion.

Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) or at Tenant’s expense (to the extent such Legal Requirement is applicable solely by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements, including the ADA. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements first legally effective and applicable to the Premises or Tenant’s activities therein after the date of this Lease (including, without limitation, compliance of the Premises with amendment of the ADA). Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Legal Requirements, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement.

8. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or

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(ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by, any Governmental Authority, or (v) imposed as a license or other fee, charge, tax or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Operating Expenses hereunder shall also include the cost of tax monitoring services provided to Landlord with respect to the Project. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

10. Parking. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, in common with other tenants of the Project pro rata in accordance with the rentable area of the Premises and the rentable areas of the Project occupied by such other tenants (which as of the date of this Lease is 95 of the 196 parking spaces on the Project), to park in those areas designated for non-reserved parking, subject in each case to Landlord’s rules and regulations. Landlord may allocate parking spaces among Tenant and other tenants in the Project pro rata as described above if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project. Upon request of Tenant, and at Tenant’s sole cost and expense, Landlord will mark up to 5 of such 95 parking spaces as “Forma Visitor” spaces, provided that the location of such Forma Visitor spaces and the signage or marking thereof shall be selected by Landlord and subject to applicable Legal Requirements. In addition, in the event that such parking facilities are becoming crowded, Landlord may retain a third party to create and implement a parking management plan, which may include the distribution of stickers that would be required to be displayed on automobiles in order to park in non-visitor spaces in the parking facilities or other access monitoring and control mechanisms as determined by Landlord.

11. Utilities, Services. Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, telephone, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services) (collectively, “Utilities”). Tenant shall provide janitorial services to the Premises, including without limitation refuse and trash collection. Except for gas, which is separately metered and shall be paid by Tenant directly to the gas utility provider as provided below, Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Gas serving the Premises is separately metered, and Tenant shall pay directly to the gas utility provider all charges for gas used on or in the Premises, and any charges for gas imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Landlord’s expense, any other Utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished

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to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for electricity, which is submetered, and other Utilities that may be submetered or jointly metered, based upon consumption, as reasonably and equitably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion only if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant may construct nonstructural Alterations in the Premises without Landlord’s prior approval if the aggregate cost of all such work in any 12 month period does not exceed $15,000 (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration, and such notice shall be accompanied by plans, specifications, work contracts and such other information concerning the nature and cost of the Notice-Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 15 business days in advance of any proposed construction. If Landlord approves any Alterations, Landlord may impose such reasonable conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to Landlord’s actual and reasonable out-of-pocket costs in connection with any Alteration to cover Landlord’s actual and reasonable out-of-pocket expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration.

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Other than (i) the items, if any, listed on Exhibit F attached hereto, (ii) any items agreed by Landlord in writing to be included on Exhibit F in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the TI Fund (as defined in the Work Letter) which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, “Tenant’s Property”), all property of any kind paid for with the TI Fund, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, any power generator and transfer switch and all fixtures existing in the Premises as of the Commencement Date (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested, or at the time that Tenant provides notice to Landlord of a Notice-Only Alteration, notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

13. Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, servants, employees, invitees and contractors (collectively, “Tenant Parties”) excluded. All autoclaves, glass washing equipment, dishwashers, fume hoods and other equipment and Installations in the Premises as of the Commencement Date, including without limitation the Used Equipment, shall be in their “as is” condition, with all faults, and Landlord shall have no obligation to repair or replace any such autoclaves, glass washing equipment, dishwashers, fume hoods, Used Equipment and other equipment and Installations in the Premises as of the Commencement Date. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, with repairs done in such manner as to minimize interference with Tenant’s operations in the Premises. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 48 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

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14. Tenant’s Repairs. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition, subject to reasonable wear and tear, all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

15. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 days after the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

16. Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the willful misconduct or negligence of Landlord. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project or such lesser coverage amount as Landlord may elect provided such coverage amount is not less than 90% of such full replacement cost]. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant’s use of the Premises.

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Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance policy shall name Landlord, its officers, directors, employees, managers, agents, invitees and contractors (collectively, “Landlord Parties”), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof and any servicer in connection therewith, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project.

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18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 5 business days of receipt of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant, subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration to Tenant’s personal property and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord may terminate this Lease if the Premises are damaged during the last 1 year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project, then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during

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the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

20. Events of Default. Each of the following events shall be a substantial default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant written notice and an opportunity to cure any failure to pay Rent within 5 business days of any such notice not more than once in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 30 days before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises, provided, however, that Tenant shall not be deemed to have abandoned the Premises if: (i) Tenant provides Landlord with at least 15 days notice prior to vacating, (ii) prior to vacating the Premises, Tenant completes Tenant’s obligations with respect to the Surrender Plan in compliance with Section 28, (iii) prior to or at the time of vacating the Premises, Tenant has made reasonable arrangements for the security of the Premises for the balance of the Term and notified Landlord of such arrangements, and (iv) Tenant continues during the balance of the Term to satisfy all of its obligations under the Lease as they come due.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 days after any such lien is filed against the Premises.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

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(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 10 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 10 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 10 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 60 days from the date of Landlord’s notice.

21. Landlord’s Remedies.

(a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum of 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Remedies. Upon and during the continuance of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever. No cure in whole or in part of such Default by Tenant after Landlord has taken any action beyond giving Tenant notice of such Default to pursue any remedy provided for herein (including retaining counsel to file an action or otherwise pursue any remedies) shall in any way affect Landlord’s right to pursue such remedy or any other remedy provided Landlord herein or under law or in equity, unless Landlord, in its sole discretion, elects to waive such Default.

(i) This Lease and the Term and estate hereby granted are subject to the limitation that whenever a Default shall have happened and be continuing, Landlord shall have the right, at its election, then or thereafter while any such Default shall continue and notwithstanding the fact that Landlord may have some other remedy hereunder or at law or in equity, to give Tenant written notice of Landlord’s intention to terminate this Lease

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on a date specified in such notice, which date shall be not less than 5 days after the giving of such notice, and upon the date so specified, this Lease and the estate hereby granted shall expire and terminate with the same force and effect as if the date specified in such notice were the date hereinbefore fixed for the expiration of this Lease, and all right of Tenant hereunder shall expire and terminate, and Tenant shall be liable as hereinafter in this Section 21(c) provided. If any such notice is given, Landlord shall have, on such date so specified, the right of re-entry and possession of the Premises and the right to remove all persons and property therefrom and to store such property in a warehouse or elsewhere at the risk and expense, and for the account, of Tenant. Should Landlord elect to re-enter as herein provided or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may from time to time re-let the Premises or any part thereof for such term or terms and at such rental or rentals and upon such terms and conditions as Landlord may deem advisable, with the right to make commercially reasonable alterations in and repairs to the Premises.

(ii) In the event of any termination of this Lease as in this Section 21 provided or as required or permitted by law or in equity, Tenant shall forthwith quit and surrender the Premises to Landlord, and Landlord may, without further notice, enter upon, re-enter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have, repossess and enjoy the same as if this Lease had not been made, and in any such event Tenant and no person claiming through or under Tenant by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Premises. Landlord, at its option, notwithstanding any other provision of this Lease, shall be entitled to recover from Tenant, as and for liquidated damages, the sum of;

(A) all Base Rent, Additional Rent and other amounts payable by Tenant hereunder then due or accrued and unpaid: and

(B) the amount equal to the aggregate of all unpaid Base Rent and Additional Rent which would have been payable if this Lease had not been terminated prior to the end of the Term then in effect, discounted to its then present value in accordance with accepted financial practice using a rate of 5% per annum, for loss of the bargain; and

(C) all other damages and expenses (including attorneys’ fees and expenses), if any, which Landlord shall have sustained by reason of the breach of any provision of this Lease; less

(D) the net proceeds of any re-letting actually received by Landlord and (ii) the amount of damages which Tenant proves could have been avoided had Landlord taken reasonable steps to mitigate its damages.

(iii) Nothing herein contained shall limit or prejudice the right of Landlord, in any bankruptcy or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law whether such amount shall be greater or less than the excess referred to above.

(iv) Nothing in this Section 21 shall be deemed to affect the right of either party to indemnifications pursuant to this Lease.

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(v) If Landlord terminates this Lease upon the occurrence of a Default, Tenant will quit and surrender the Premises to Landlord or its agents, and Landlord may, without further notice, enter upon, re-enter and repossess the Premises by summary proceedings, ejectment or otherwise. The words “enter”, “re-enter”, and “re-entry” are not restricted to their technical legal meanings.

(vi) If either party shall be in default in the observance or performance of any provision of this Lease, and an action shall be brought for the enforcement thereof in which it shall be determined that such party was in default, the party in default shall pay to the other all fees, costs and other expenses which may become payable as a result thereof or in connection therewith, including attorneys’ fees and expenses.

(vii) If Tenant shall default in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant (a) immediately or at any time thereafter and without notice in the case of emergency or in case such default will result in a violation of any legal or insurance requirements, or in the imposition of any lien against all or any portion of the Premises, and (b) in any other case if such default continues after any applicable cure period provided in Section 21. All reasonable costs and expenses incurred by Landlord in connection with any such performance by it for the account of Tenant and also all reasonable costs and expenses, including attorneys’ fees and disbursements incurred by Landlord in any action or proceeding (including any summary dispossess proceeding) brought by Landlord to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord within 10 days after demand.

(viii) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d), at Tenant’s expense.

(ix) In the event that Tenant is in breach or Default under this Lease, whether or not Landlord exercises its right to terminate or any other remedy, Tenant shall reimburse Landlord upon demand for any costs and expenses that Landlord may incur in connection with any such breach or Default, as provided in this Section 21(c). Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability, including without limitation, legal fees and costs Landlord shall incur if Landlord shall become or be made a party to any claim or action instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant.

(x) Except as otherwise provided in this Section 21, no right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or now or hereafter existing. No waiver of any provision of this Lease shall be deemed to have been made unless expressly so made in writing. Landlord shall be entitled, to the extent permitted by law, to seek injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, or to seek a decree compelling observance or performance of any provision of this Lease, or to seek any other legal or equitable remedy.

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22. Assignment and Subletting.

(a) General Prohibition. Except as otherwise provided below with respect to a Permitted Assignment (as defined below), Tenant shall not, directly or indirectly, voluntarily or by operation of law, without Landlord’s prior written consent subject to and on the conditions described in this Section 22, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 25% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22. Notwithstanding the foregoing, any public offering of shares or other ownership interest in Tenant shall not be deemed an assignment, and the transfer or issuance of shares or other ownership interests of Tenant shall be permitted without notice to Landlord or Landlord’s consent provided that following any such transfer or issuance no single entity or investor who is not a majority shareholder as of the date of this Lease, taken together with such entity’s or investor’s affiliates and related entities, owns more than 50% of the beneficial ownership of Tenant.

(b) Permitted Transfers. Except as otherwise set forth in this Section 22, If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises, then, except as provided below with respect to a Permitted Assignment, at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent; provided, however, that subject to the requirements of Sections 22(c) and 22(f), Tenant shall be entitled to sublease, from time to time, up to a maximum of 5,000 rentable square feet in the aggregate without requiring Landlord’s approval so long as, upon the execution of the sublease, Tenant provides a copy of such sublease to Landlord, which sublease shall require that the sublessee comply with all of the terms and conditions of this Lease. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its sole and absolute discretion, if the proposed assignment, hypothecation or other transfer or subletting concerns more than (together with all other then effective subleases) 50% of the Premises, (iii) refuse such consent, in its reasonable discretion, if the proposed subletting concerns (together with all other then effective subleases) 50% or less of the Premises (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting), or (iv) terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”). If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall pay to Landlord a fee equal to One Thousand Five Hundred Dollars ($1,500) in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents.

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Notwithstanding the foregoing, (i) Landlord’s consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant shall not be required, provided that Landlord shall have the right to approve the form of any such sublease or assignment; and (ii) Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (A) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (B) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of Tenant’s most current quarterly or annual financial statements, and (C) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (a transaction that meets the requirements of clauses (i) or (ii) of this paragraph shall be referred to herein a “Permitted Assignment”).

(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the rental payable under this Lease (excluding, however, any Rent payable under this Section) (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess

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Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further factual information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

24. Quiet Enjoyment. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

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26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project and of which Tenant has been provided a copy. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

27. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Tenant hereby appoints Landlord attorney-in-fact for Tenant irrevocably (such power of attorney being coupled with an interest) to execute, acknowledge and deliver any such instrument and instruments for and in the name of Tenant and to cause any such instrument to be recorded. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments, ground leases or other superior leases and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

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If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such contamination or breach. This indemnification of Landlord by Tenant includes, without limitation,

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costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises. Notwithstanding anything to the contrary contained in this Section 30(a), Tenant shall not be responsible for, and the indemnification and hold harmless obligation set forth in this paragraph shall not apply to, contamination in the Premises or on the Project that Tenant can show to Landlord’s reasonable satisfaction was caused solely by Landlord or any of Landlord’s employees, agents and contractors or existed in the Premises or on the Project prior to the Commencement Date, except in any case to the extent Tenant and/or any of the Tenant Parties have exacerbated or contributed to such contamination.

(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list at the end of each quarter during which any new Hazardous Material was brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous

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Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Landlord shall have the right to conduct annual tests of the Premises, upon 5 business days’ notice to Tenant, to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the reasonable, out-of-pocket cost, not to exceed $5,000, of such annual test of the Premises; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project, upon 5 business days’ notice to Tenant, to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall reimburse Landlord for all out-of-pocket costs to conduct such tests within 30 days of invoice therefor. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e) Underground Tanks. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(f) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(g) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or

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any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

(h) Asbestos.

(i) Notification of Asbestos. Landlord hereby notifies Tenant of the presence of asbestos-containing materials (“ACMs”) and/or presumed asbestos-containing materials (“PACMs”) within or about the Premises in the locations identified in Exhibit G.

(ii) Tenant Acknowledgement. Tenant hereby acknowledges receipt of the notification in paragraph (i) of this Section 30 and understand that the purpose of such notification is to make Tenant, and any agents, employees, and contractors of Tenant, aware of the presence of ACMs and/or PACMs within or about the Building in order to avoid or minimize any damage to or disturbance of such ACMs and/or PACMs.

SWT Tenant’s Initials

(iii) Acknowledgement from Contractors/Employees. Tenant shall give Landlord at least 14 days’ prior written notice before conducting, authorizing or permitting any of the activities listed below within or about the Premises, and before soliciting bids from any person to perform such services. Such notice shall identify or describe the proposed scope, location, date and time of such activities and the name, address and telephone number of each person who may be conducting such activities. Thereafter, Tenant, shall grant Landlord reasonable access to the Premises to determine whether any ACMs or PACMs will be disturbed in connection with such activities. Tenant shall not solicit bids from any person for the performance of such activities without Landlord’s prior written approval, which approval shall not be unreasonably withheld or delayed. Upon Landlord’s request, Tenant shall deliver to Landlord a copy of a signed acknowledgement from any contractor, agent, or employee of Tenant acknowledging receipt of information describing the presence of ACMs and/or PACMs within or about the Premises in the locations identified in Exhibit G prior to the commencement of such activities. Nothing in this Section 30 shall be deemed to expand Tenant’s rights under the Lease or otherwise to conduct, authorize or permit any such activities.

(A) Removal of thermal system insulation (“TSI”) and surfacing ACMs and PACMs (i.e., sprayed-on or troweled-on material, e.g., textured ceiling paint or fireproofing material);

(B) Removal of ACMs or PACMs that are not TSI or surfacing ACMs or PACMs; or

(C) Repair and maintenance of operations that are likely to disturb ACMs or PACMs.

31. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are

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located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time, and in such manner as to minimize interference with Tenant’s operations in the Premises, to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use or access to the Premises. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34. Force Majeure. Neither Landlord nor Tenant shall be responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of Landlord or Tenant (“Force Majeure”), except that notwithstanding anything to the contrary, Force Majeure shall not operate to delay or excuse any payment obligations under this Lease.

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35. Brokers; Entire Agreement, Amendment. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction, other than Cushman & Wakefield and Jones Lang Lasalle. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 35, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. This Lease constitutes the entire agreement between Landlord and Tenant pertaining to the lease of the Premises and supersedes all other agreements, whether oral or written, pertaining to the lease of the Premises, and no other agreements with respect thereto shall be effective. Any amendments or modifications of this Lease shall be in writing and signed by both Landlord and Tenant, and any other attempted amendment or modification of this Lease shall be void.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. In addition to being subject to the prior written consent of Landlord as provided above, all Tenant signage on the exterior of the Project or visible from the exterior of the Building shall be subject to applicable Legal Requirements, and Tenant shall be solely

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responsible at its sole cost and expense for obtaining all permits and approvals as may be required for such signage pursuant to applicable Legal Requirements. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants. Landlord will make available to Tenant, in common with other Building tenants entitled thereto, space on the Building’s existing exterior monument sign along Arsenal Street, or a reasonably comparable replacement monument sign, for a sign containing the name of Tenant and its logo (“Tenant’s Identification Sign”), provided that prior to the installation of Tenant’s Identification Sign on such monument sign Landlord approves the size, appearance, materials and manner of affixing such Tenant’s Identification Sign, such approval not to be unreasonably withheld or delayed. The size, appearance, materials and manner of affixing such Tenant’s Identification Sign shall be consistent with other tenant signage on the monument sign.

39. Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

(a) Extension Rights. Tenant shall have one (1) right (the “Extension Right”) to extend the term of this Lease for five (5) years (the “Extension Term”) on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise the Extension Right at least nine (9) months prior, and no earlier than eighteen (18) months prior, to the expiration of the Base Term of the Lease or the expiration of any prior Extension Term.

If, on or before the date which is 210 days prior to the expiration of the Base Term of this Lease, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during such subsequent Extension Term after negotiating in good faith, Tenant may by written notice to Landlord not later than 180 days prior to the expiration of the Base Term of this Lease, elect arbitration as described in Section 39. If Tenant does not elect such arbitration, Tenant shall be deemed to have waived any right to extend the Term of the Lease and the Extension Right shall terminate.

(b) Arbitration.

(i) Within 10 days of Tenant’s notice to Landlord of its election to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

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(ii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties and otherwise each party shall bear its own costs and expenses. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

(iii) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and life sciences real estate in the greater Boston and Cambridge metropolitan areas (which includes Watertown), or (B) a licensed commercial real estate broker with not less than 15 years experience representing landlords and/or tenants in the leasing of improved office and life sciences space in the greater Boston and Cambridge metropolitan area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

(c) Right Personal. The Extension Right is personal to Tenant and, except with respect to an assignment in connection with a Permitted Assignment, not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease.

(d) Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right:

(i) during any period of time that Tenant is in Default under any provision of this Lease; or

(ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise the Extension Right, whether or not the Defaults are cured.

(iii) if Tenant is not in occupancy of the entire Premises demised hereunder both at the time of the exercise of such Extension Right and at the time of the commencement date of any such Extension Term.

(e) No Extensions. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right.

(f) Termination. The Extension Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

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40. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements within 90 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant’s first three fiscal quarters of each of Tenant’s fiscal years during the Term, (iii) at Landlord’s request from time to time, which request shall be made no more frequently than once in any 12-month period, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, (iv) upon Landlord request, corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) upon Landlord request, any other financial information or summaries that Tenant typically provides to its lenders or shareholders, all of which shall be treated by Landlord as confidential information belonging to Tenant. In the event that Tenant offers its stock to the public and becomes a publicly traded company, Tenant’s filings with the Securities and Exchange Commission shall be deemed to be in lieu of the requirements of this Section 40(c).

(d) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the Commonwealth of Massachusetts, excluding any principles of conflicts of laws.

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Net/Gross Multi-Tenant Office/Laboratory	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 33

(i) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(j) OFAC. Tenant, and, to Tenant’s knowledge, all beneficial owners of Tenant, are currently (a) in compliance with, and shall at all times during the Term of this Lease remain in compliance with, the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the Term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(l) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(m) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

[Signatures on next page]

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Net/Gross Multi-Tenant Office/Laboratory	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 34

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

FORMA THERAPEUTICS, INC.,
a Delaware corporation

	By:	/s/ Steven Tregay
Steven Tregay, Ph.D., President and CEO

LANDLORD:

ARE-500 ARSENAL STREET, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership, managing member

	By:	ARE-QRS CORP.,
a Maryland corporation, general partner

		By:	/s/ Eric S. Johnson
Eric S. Johnson
Its: Vice President, Real Estate Legal Affairs

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Description of Premises	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 1

EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

(begins on next page)

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Description of Premises	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 2

1
2
3
4
5
6
7
8
9
10
A
B
C
D
E
F

RICHMOND

FIRST FLOOR

SK - 01

ALEXANDRIA

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Description of Premises	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 3

Skylight TYP.
A
B
C
D
E
F
1
2
3
4
5
6
7
8
9
10

RICHMOND

SECOND FLOOR

SK - 02

ALEXANDRIA

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Description of Project	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 1

EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

The land in Watertown, Middlesex County, Massachusetts, being Parcel A and Parcel C on a plan entitled “Plan of Land in Watertown, Mass.” dated April 1, 1977, prepared by Bradford Saivetz & Assoc., Inc., Engineers-Architects, recorded with Middlesex County (Southern District) Registry of Deeds, in Book 13181, Page 435.

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Work Letter-Tenant Build	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 1

EXHIBIT C TO LEASE

[Landlord Build]

WORK LETTER

THIS WORK LETTER dated May 20, 2011 (this “Work Letter”) is made and entered into by and between ARE-500 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and FORMA THERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated May 20, 2011 (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Jim O’Connell and                      (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Joe Maguire and Jeff McComish (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) the general contractor and any subcontractors for the Tenant Improvements shall be selected by Landlord, subject to Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, and (ii) Margolis & Fishman, Inc. shall be the architect for the interior portions of the Tenant Improvements and Olson Lewis Dioli & Doktor Architects & Planners Incorporated shall be the architect for Building shell, core and exterior work (each, a “TI Architect”).

2. Tenant Improvements.

(a) Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all improvements to the Project of a fixed and permanent nature as shown on the Tl Construction Drawings, as defined in Section 2(c) below. Other than Landlord’s Work (as defined in Section 3(a) below, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy.

(b) Tenant’s Space Plans. Tenant shall deliver to Landlord and the Tl Architect schematic drawings and outline specifications (the “TI Design Drawings”) detailing Tenant’s requirements for the Tenant Improvements within 10 business days of the date hereof. Not more than 10 business days thereafter, Landlord shall deliver to Tenant the written objections, questions or comments of Landlord and the Tl Architect with regard to the Tl Design Drawings. Tenant shall cause the Tl Design Drawings to be revised to address such written comments and shall resubmit said drawings to Landlord for approval within 10 business days thereafter. Such process shall continue until Landlord has approved the Tl Design Drawings.

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Work Letter-Tenant Build	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 2

(c) Working Drawings. Not later than 10 business days following the approval of the TI Design Drawings, Landlord shall cause the TI Architect to prepare and deliver to Tenant for review and comment construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the TI Design Drawings. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Tenant Improvements. Tenant shall deliver its written comments on the TI Construction Drawings to Landlord not later than 10 business days after Tenant’s receipt of the same; provided, however, that Tenant may not disapprove any matter that is consistent with the TI Design Drawings without submitting a Change Request. Landlord and the TI Architect shall consider all such comments in good faith and shall, within 10 business days after receipt, notify Tenant how Landlord proposes to respond to such comments, but Tenant’s review rights pursuant to the foregoing sentence shall not delay the design or construction schedule for the Tenant Improvements. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the TI Design Drawings, Tenant shall approve the TI Construction Drawings submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the Tl Permit (as defined in Section 3(b) below).

(d) Approval and Completion. It is hereby acknowledged by Landlord and Tenant that the TI Construction Drawings must be completed and approved not later than July 1, 2011, in order for the Landlord’s Work to be Substantially Complete by the Target Commencement Date (as defined in the Lease). Upon any dispute regarding the design of the Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund (as defined in Section 5(d) below), and (iii) Tenant’s decision will not affect the base Building, structural components of the Building or any Building systems. Any changes to the Tl Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

3. Performance of Landlord’s Work.

(a) Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean the work of constructing the Tenant Improvements.

(b) Commencement and Permitting. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. The cost of obtaining the Tl Permit shall be payable from the Tl Fund. Tenant shall assist Landlord in obtaining the Tl Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c) Completion of Landlord’s Work. On or before the Target Commencement Date (subject to Tenant Delays and delays due to Force Majeure), Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner, in accordance with the Tl Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with the use of the Premises (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of Landlord’s Work, Landlord shall require the

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Work Letter-Tenant Build	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 3

TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AlA”) document G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to Landlord’s Work; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work.

(d) Selection of Materials. Where more than one type of material or structure is indicated on the Tl Construction Drawings approved by Landlord and Tenant, the option will be selected at Landlord’s sole and absolute subjective discretion. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in its sole and absolute subjective discretion.

(e) Delivery of the Premises. When Landlord’s Work is Substantially Complete, subject to the remaining terms and provisions of this Section 3(e), Tenant shall accept the Premises. Tenant’s taking possession and acceptance of the Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements, or (iii) any claim that Landlord’s Work was not completed substantially in accordance with the Tl Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect within such 30-day period, in which case Landlord shall have no further obligation with respect to such Construction Defect other than to cooperate, at no cost to Landlord, with Tenant should Tenant elect to pursue a claim against such contractor, provided that Tenant shall defend with counsel reasonably acceptable to Landlord, indemnify and hold Landlord harmless from and against any claims arising out of or in connection with any such claim.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely out of the Tl Fund. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(f) Commencement Date Delay. Except as otherwise provided in the Lease, Delivery of the Premises shall occur when Landlord’s Work has been Substantially Completed, except to the extent that completion of Landlord’s Work shall have been actually delayed by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not available to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

(ii) Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

(iii) Construction of any Change Requests;

(iv) Tenant’s request for materials, finishes or installations requiring unusually long lead times;

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Work Letter-Tenant Build	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 4

(v) Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(vi) Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

(vii) Tenant’s delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(d) below);

(viii) Activities of Tenant or its contractors or agents in connection with the performance of Tenant’s Work; or

(ix) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Tenant Improvements would have been completed but for such Tenant Delay and such certified date shall be the date of Delivery.

4. Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the Tl Design Drawings shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the Tl Architect, such approval not to be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Request For Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AlA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the Tl Fund to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Substantially Complete. Any such delay in the completion of Landlord’s Work caused by a Change, including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b) Implementation of Changes. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, and (ii) deposits with Landlord any Excess Tl Costs required in connection with such Change, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the Tl Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

5. Costs.

(a) Budget For Tenant Improvements. Before the commencement of construction of the Tenant Improvements, Landlord shall obtain a detailed breakdown by trade of the costs incurred or that will be incurred in connection with the design and construction of the Tenant Improvements (the “Budget”). The Budget shall be based upon the Tl Construction Drawings approved by Tenant and shall

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Work Letter-Tenant Build	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 5

include a payment to Landlord of administrative rent (“Administrative Rent”) equal to 5% of the TI Costs for monitoring and inspecting the construction of the Tenant Improvements and Changes, which sum shall be payable from the TI Fund (as defined in Section 5(d)). Administrative Rent shall include, without limitation, all out-of-pocket costs, expenses and fees incurred by or on behalf of Landlord arising from, out of, or in connection with monitoring the construction of the Tenant Improvements and Changes, and shall be payable out of the Tl Fund. If the Budget is greater than the Tl Allowance, Tenant shall deposit with Landlord the difference, in cash, prior to the commencement of construction of the Tenant Improvements or Changes, for disbursement by Landlord as described in Section 5(d).

(b) TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (collectively, the “TI Allowance”) as follows:

(i) a “Tenant Improvement Allowance” in the maximum amount of $20.00 per rentable square foot in the Premises, or $900,000.00 in the aggregate, which is included in the Base Rent set forth in the Lease; and

(ii) an “Additional Tenant Improvement Allowance” in the maximum amount of $5.55 per rentable square foot in the Premises, or $250,000.00 in the aggregate, which shall, to the extent used, result in adjustments to the Base Rent as set forth in the Lease.

(c) Within 5 business days of receipt of the Budget, Tenant shall notify Landlord how much Additional Tenant Improvement Allowance Tenant has elected to receive from Landlord. Such election shall be final and binding on Tenant, and may not thereafter be modified without Landlord’s consent, which may be granted or withheld in Landlord’s sole and absolute subjective discretion The TI Allowance shall be disbursed in accordance with this Work Letter.

(d) Tenant shall have no right to the use or benefit (including any reduction to Base Rent) of any portion of the Tl Allowance not required for the construction of (i) the Tenant Improvements described in the Tl Construction Drawings approved pursuant to Section 2(d) or (ii) any Changes pursuant to Section 4. Tenant shall have no right to any portion of the Tl Allowance that is not disbursed before the last day of the month that is 12 months after the Commencement Date.

(e) Costs Includable in TI Fund. The Tl Fund shall be used solely for the payment of design, permits and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements, the cost of preparing the Tl Design Drawings and the Tl Construction Drawings, all costs set forth in the Budget, including Landlord’s Administrative Rent, Landlord’s out-of-pocket expenses, costs resulting from Tenant Delays and the cost of Changes (collectively, “TI Costs”). Notwithstanding anything to the contrary contained herein, the Tl Fund shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements.

(f) Excess TI Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the Tl Allowance. If at any time the remaining Tl Costs under the Budget exceed the remaining unexpended Tl Allowance, Tenant shall deposit with Landlord, as a condition precedent to Landlord’s obligation to complete the Tenant Improvements, 100% of the then current Tl Cost in excess of the remaining Tl Allowance (“Excess TI Costs”). If Tenant fails to deposit any Excess TI Costs with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease. The TI Allowance and Excess Tl Costs are herein referred to as the “TI Fund.” Funds deposited by Tenant shall be the first disbursed to pay Tl Costs. Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for Tl Costs and the cost of Minor Variations in excess of the Tl Allowance.

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Work Letter-Tenant Build	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 6

If upon Substantial Completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed portion of the TI Fund, Tenant shall be entitled to such undisbursed TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord.

6. Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the Building (i) 30 days prior to the Commencement Date to perform any work to prepare the Premises for occupancy by Tenant (“Tenant’s Work”) as may be required by Tenant other than Landlord’s Work, provided that such Tenant’s Work is coordinated with the TI Architect and the general contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord’s Work, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance that Landlord may require pursuant to the Lease) is in full force and effect. Any entry by Tenant shall comply with all established safety practices of Landlord’s contractor and Landlord until completion of Landlord’s Work and acceptance thereof by Tenant.

(b) No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Premises and the Project until Substantial Completion of Landlord’s Work.

(c) No Acceptance of Premises. The fact that Tenant may, with Landlord’s consent, enter into the Project prior to the date Landlord’s Work is Substantially Complete for the purpose of performing Tenant’s Work shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c) Default. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the Tl Fund during any period Tenant is in Default under the Lease.

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Acknowledgment of Commencement Date	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 1

EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made as of this _______ day of ———-, 20__ between ARE-500 Arsenal Street, LLC, a Delaware limited liability company (“Landlord”), and Forma Therapeutics, Inc., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated as of ———-, 20__ (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is ____________, 20__, the Rent Commencement Date is ____________, 20__, and the termination date of the Base Term of the Lease shall be midnight on ____________, 20__. In case of a conflict between this Acknowledgment of Commencement Date and the Lease, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

FORMA THERAPEUTICS, INC.,
a Delaware corporation

By:
Steven Tregay, Ph. D., President and CEO

LANDLORD:

ARE-500 ARSENAL STREET, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership, managing member

	By:	ARE-QRS CORP.,
a Maryland corporation, general partner

By:
Its:

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Rules and Regulations	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 1

EXHIBIT E TO LEASE

RULES AND REGULATIONS

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

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Rules and Regulations	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 2

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

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Tenant’s Personal Property	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 1

EXHIBIT F TO LEASE

TENANT’S PERSONAL PROPERTY

None.

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Notification of the Presence of Asbestos Containing Materials	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 1

EXHIBIT G TO LEASE

NOTIFICATION OF THE PRESENCE OF ASBESTOS CONTAINING MATERIALS

This notification provides certain information about asbestos within or about the Premises at 500 Arsenal Street, Watertown, MA (“Building”).

Historically, asbestos was commonly used in building products used in the construction of buildings across the country. Asbestos-containing building products were used because they are fire-resistant and provide good noise and temperature insulation. Because of their prevalence, asbestos-containing materials, or ACMs, are still sometimes found in buildings today.

An asbestos survey of the Building conducted in June 2000 determined that ACMs and/or materials that might contain asbestos, referred to as presumed asbestos-containing materials or PACMs, were present within or about the Premises. The ACMs were abated during subsequent renovations with the exception of PACMs at the following location(s) in or about the Premises:

Material Description	Material Location
Roofing materials (assumed to contain asbestos; not sampled to avoid damage)	Throughout roof

The materials described above were generally observed in good condition and may be managed in place. Because ACMs and PACMs are present or may continue to be present within or about the Building, we have hired an independent environmental consulting firm to prepare an operations and maintenance program (“O&M Program”). The O&M Program is designed to minimize the potential of any harmful asbestos exposure to any person within or about the Building. The O&M Program includes a description of work methods to be taken in order to maintain any ACMs or PACMs within or about the Building in good condition and to prevent any significant disturbance of such ACMs or PACMs. Appropriate personnel receive regular periodic training on how to properly administer the O&M Program.

The O&M Program describes the risks associated with asbestos exposure and how to prevent such exposure through appropriate work practices. ACMs and PACMs generally are not thought to be a threat to human health unless asbestos fibers are released into the air and inhaled. This does not typically occur unless (1) the ACMs are in a deteriorating condition, or (2) the ACMs have been significantly disturbed (such as through abrasive cleaning, or maintenance or renovation activities). If inhaled, asbestos fibers can accumulate in the lungs and, as exposure increases, the risk of disease (such as asbestosis or cancer) increases. However, measures to minimize exposure, and consequently minimize the accumulation of asbestos fibers, reduce the risks of adverse health effects.

The O&M Program describes a number of activities that should be avoided in order to prevent a release of asbestos fibers. In particular, you should be aware that some of the activities which may present a health risk include moving, drilling, boring, or otherwise disturbing ACMs. Consequently, such activities should not be attempted by any person not qualified to handle ACMs.

The O&M Program is available for review during regular business hours at Landlord’s office located at 700 Technology Square, Suite 302, Cambridge, MA 02139.

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Notification of the Presence of Asbestos Containing Materials	500 Arsenal St., Watertown, MA
Forma Therapeutics - Page 1

EXHIBIT H TO LEASE

USED EQUIPMENT

1.	Air Compressor, 1st floor mechanical room

2.	Vacuum pump, 1st floor mechanical room

3.	Emergency generator

4.	Base building Dl system

5.	CO2 transfer station (piping remains without Manifolds)

6.	Large walk-in fume hood, chem lab.

7.	Autoclave, glasswash room

8.	Glasswasher, glasswash room

9.	Autoclave, animal area

10.	Cagewasher, animal area

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Exhibit 10.7A

First Amendment To Lease – Forma Therapeutics, Inc.	Page 1

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (the “Amendment”) is made as of July 22 2011, by and between ARE-500 Arsenal Street, LLC, a Delaware limited liability company, having an address at 385 East Colorado Boulevard, Suite 299, Pasadena, CA 91101 (“Landlord”), and Forma Therapeutics, Inc., a Delaware corporation, having an address at 790 Memorial Drive, Cambridge, MA 02139 (“Tenant”).

RECITALS

A.     Landlord and Tenant have entered into that certain Lease Agreement dated as of May 20, 2011 (the “Lease”), wherein Landlord has leased to Tenant certain premises (the “Premises”) located at 500 Arsenal Street, Watertown, Massachusetts and more particularly described on Exhibit A attached to the Lease.

B.     Tenant desires to amend the Target Commencement Date to allow extra time for Tenant to prepare the Premises for its occupancy, and it is also anticipated that certain portions of the Premises will need to be delivered by Landlord to Tenant after such amended Target Commencement Date. In addition, Tenant has requested additional work to be performed by Landlord under the Work Letter, which work will also necessitate delivery of certain portions of the Premises after the amended Target Commencement Date.

C.     Landlord and Tenant desire to amend the Lease to, among other things, provide for the delivery of a portion of the Premises after such Target Commencement Date as set forth in this Amendment.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is amended as follows:

1.     Target Commencement Date. The Target Commencement Date as set forth in the Basic Lease Provisions of the Lease is hereby amended to be December 15, 2011.

2.     Late Delivery Space. Upon the election of Landlord by written notice to Tenant, the Delivery of the Premises as set forth in Section 2 of the Lease will not include, and Landlord will not be obligated to deliver on or before the Target Commencement Date, those portions of the Premises shown as the “ACF” and “Common Passage” on Exhibit 1-A attached hereto and incorporated herein by this reference (collectively, the “ACF/Common Passage Space”). In the event of such election by Landlord, Landlord shall use commercially reasonable efforts to deliver the ACF/Common Passage Space to Tenant free of all tenants and occupants and in “broom clean” condition on or before January 1, 2012 (the “ACF/Common Passage Space Target Commencement Date”). If Landlord fails to so deliver the ACF/Common Passage Space by the ACF/Common Passage Space Target Commencement Date, Landlord shall continue to use commercially reasonable efforts to deliver the ACF/Common Passage Space as soon as possible but Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and neither this Amendment nor the Lease shall be void or voidable as a result thereof. The ACF/Common Passage Space is currently occupied by another tenant of the Building (the “Other Tenant”) and Landlord is working on tenant improvements for other space in the Building to be occupied by such Other Tenant. In Landlord’s efforts to meet the targeted date for substantial completion of such tenant improvement work, Landlord agrees to expend funds over and above Landlord’s tenant improvement construction budget to add overtime work on such tenant improvements, including

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First Amendment To Lease – Forma Therapeutics, Inc.	Page 2

weekend work if Landlord determines it necessary. If Landlord determines that such other tenant has defaulted under its lease by not vacating the ACF/Common Passage Space by the date required under its lease with Landlord, Landlord agrees to notify such Other Tenant in writing of such default (the “Default Notice”), provided that Landlord shall not be obligated to commence eviction proceedings or other litigation against such Other Tenant unless such Other Tenant remains in default for more than 4 months after the date of such Default Notice and thereafter Tenant notifies Landlord in writing that Tenant requests Landlord to file a lawsuit to evict such Other Tenant from the ACF/Common Passage Space, in which event Landlord agrees to send a notice to quit the ACF/Common Passage Space to such Other Tenant and if such default by such Other Tenant for such failure to vacate continues after the date set forth in the notice to quit, Landlord agrees to then file an action to evict such Other Tenant from the ACF/Common Passage Space, provided, however, in no event will Landlord be required to take any action that affects space other than the ACF/Common Passage Space or results in the termination of the lease between Landlord and such Other Tenant. The date that Landlord delivers the ACF/Common Passage Space to Tenant in accordance with this Amendment shall be the “ACF/Common Passage Space Commencement Date.” If Landlord elects late delivery of the ACF/Common Passage Space, the determination of the Commencement Date pursuant to clause (i) of the first sentence in the second paragraph of Section 2 of the Lease shall be the date that Landlord Delivers all portions of the Premises other than the ACF/Common Passage Space.

3.         Adjustment to Base Rent and Tenant’s Share of Operating Expenses.

(a) If Landlord elects to deliver the ACF/Common Passage Space after the Target Commencement Date as set forth above, then during the period between the Commencement Date, as the same is determined pursuant to the Lease, and the date that is 14 days after the ACF/Common Passage Commencement Date, as the same is determined pursuant to this Amendment, Base Rent shall be reduced by $7,730.33 per month and Tenant’s Share of Operating Expenses shall be reduced by 3.58 percentage points. From and after the date that is 14 days after the ACF/Common Passage Commencement Date, Base Rent and Tenant’s Share of Operating Expenses shall be re-adjusted to end such reduction and Base Rent and Tenant’s Share of Operating Expenses shall be the amounts set forth in the Basic Lease Provisions of the Lease.

(b) Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the ACF/Common Passage Space Commencement Date when the same is established, substantially in the form of the “Acknowledgement of ACF/Common Passage Space Commencement Date” attached to this Lease as Exhibit 1-D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s or Tenant’s rights hereunder.

4.         Increase in Permitted Subleasing Area. In the first sentence of Section 22(b) of the Lease, the phrase “up to a maximum of 5,000 rentable square feet in the aggregate” shall be deleted and replaced by the phrase “up to a maximum of 10,000 rentable square feet in the aggregate”.

5.         Miscellaneous. Landlord and Tenant hereby agree as follows:

(a) Any Initially capitalized term that is used but not defined in this Amendment shall have the meaning assigned to such term in the Lease. This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

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· First Amendment To Lease – Forma Therapeutics, Inc.	Page 3

(b) This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors in interest.

(c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

(d) Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively “Broker”) in connection with this Amendment and that no Broker brought about the transaction evidenced by this Amendment. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Amendment.

(e) As amended and/or modified by this Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

(Signatures on Next Page)

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First Amendment To Lease – Forma Therapeutics, Inc.	Page 4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

TENANT:

FORMA THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Steven Tregay
Steven Tregay, Ph.D., President and CEO

LANDLORD:

ARE-500 ARSENAL STREET, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

		By:	/s/ Eric S. Johnson
Eric S. Johnson
Its: Vice President, Real Estate Legal Affairs

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First Amendment To Lease – Forma Therapeutics, Inc.	Page 5

EXHIBIT 1-A TO FIRST AMENDMENT

DESCRIPTION OF ACF/COMMON PASSAGE SPACE

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First Amendment To Lease – Forma Therapeutics, Inc.	Page 6

EXHIBIT 1-D TO FIRST AMENDMENT ·

ACKNOWLEDGMENT OF ACF/COMMON PASSAGE SPACE COMMENCEMENT DATE

This ACKNOWLEDGMENT OF ACF/COMMON PASSAGE SPACE COMMENCEMENT DATE (this “Acknowledgment’) is made as of this                 day of                 , 20    between ARE-500 Arsenal Street, LLC, a Delaware limited liability company (“Landlord”), and Forma Therapeutics, Inc., a Delaware corporation (“Tenant’), and is attached to and made a part of the First Amendment to Lease dated as of                 , 2011 (the “Amendment), which amends the Lease Agreement dated                 , 2011 by and between Landlord and Tenant (as so amended, the “Lease”). Any initially capitalized terms used but not defined herein shall have the meanings given them in the Amendment.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Amendment, that the ACF/Common Passage Space Commencement Date is                 , 20    . In case of a conflict between this Acknowledgment and the Lease or the Amendment, this Acknowledgment shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Acknowledgment to be effective on the date first above written.

TENANT:

FORMA THERAPEUTICS, INC., a Delaware corporation

By:
Steven Tregay, Ph.D., President and CEO

LANDLORD:

ARE-500 ARSENAL STREET, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

By:
Its:

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Second Amendment To Lease – Forma Therapeutics, Inc.	Page 1

SECOND AMENDMENT TO LEASE

This Second Amendment to Lease (the “Amendment’) is made as of January 3, 2012, by and between ARE-500 Arsenal Street, LLC, a Delaware limited liability company; having an address at 385 East Colorado Boulevard, Suite 299, Pasadena, CA 91101 (“Landlord”), and Forma Therapeutics, Inc., a Delaware corporation, having an address at 500 Arsenal Street, Watertown, MA 02472 (“Tenant”).

RECITALS

A.     Landlord and Tenant have entered into that certain Lease Agreement dated as of May 20, 2011, as amended by a First Amendment to Lease (the “First Amendment”) dated July 22, 2011 (as so amended, the “Lease”), wherein Landlord leases to Tenant certain premises (the “Premises”) located in the building known and numbered as 500 Arsenal Street, Watertown, Massachusetts (the “Building”), as such Premises are more particularly described in the Lease.

B.     Landlord elected to deliver the “ACF/Common Passage Space” (as such term is defined in the First Amendment) to Tenant after the Target Commencement Date under the Lease. Subsequently the delivery of the ACF/ Common Passage Space to Tenant will be further delayed and accordingly, the parties desire to establish a new ACF/Common Passage Space Target Commencement Date.

C.     In addition, the Building has been expanded, and the parties desire to adjust the “Rentable Area of Project” and “Tenant’s Share of Operating Expenses,” each as defined in the Lease.

D.     Landlord and Tenant desire to amend the Lease to, among other things, provide for a new ACF/Common Passage Space Target Commencement Date and adjust the Rentable Area of Project and Tenant’s Share of Operating Expenses as set forth in this Amendment.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is hereby amended as follows:

1.     ACF/Common Passage Space Target Commencement Date. Effective as of the date of full execution hereof by Landlord and Tenant, the ACF/Common Passage Target Commencement Date shall be March 1, 2012. The rights and obligations of Landlord and Tenant with respect to Delivery of the ACF/Common Passage Space shall otherwise remain the same as set forth in Section 2 of the First Amendment. The date that Landlord delivers the ACF/Common Passage Space to Tenant in accordance with the First Amendment shall be the “ACF/Common Passage Space Commencement Date.”

2.     Adjustment to Base Rent and Tenant’s Share of Operating Expenses as a Result of Later Delivery of ACF/Common Passage Space. The reduction in Base Rent by $7,730.33 per month and the reduction in Tenant’s Share of Operating Expenses by 3.58 percentage points as set forth in Section 3 of the First Amendment shall continue until the date that is 14 days after the ACF/Common Passage Commencement Date, as the same is determined pursuant to this Amendment (it being understood that for the period from January 1, 2012 until the date that is 14 days after the ACF/Common Passage Space Commencement Date, the reduction in Tenant’s Share of Operating Expenses shall be calculated as 48.12o/o, less 3.58, to equa144.54% for such period). From and after the date that is 14 days after the ACF/Common Passage

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Second Amendment To Lease – Forma Therapeutics, Inc.	Page 2

Commencement Date, Base Rent and Tenant’s Share of Operating Expenses shall be re-adjusted to end such reduction and Base Rent and Tenant’s Share of Operating Expenses shall be the amounts set forth in the Lease, as amended as set forth below with respect to Tenant’s Share of Operating Expenses. Amounts for any partial month shall be prorated.

3.         Adjustments to Electricity Charge and Reimbursement for Gas Prior to Delivery of ACF/Common Passage Space.

(a) For the period from the Commencement Date of the Lease until the ACF/Common Passage Commencement Date, as the same is determined pursuant to this Amendment, the amount charged to Tenant for electricity shall be equitably reduced based on the ratio of the rentable square footage of the ACF/Common Passage Space to the rentable square footage of the Premises. By way of example, for illustration purposes only, if the amount of the electricity charge in a month is $100 for the entire Premises, including the ACF/Common Passage Space, the electricity charge to Tenant for that month shall be reduced by $7.36, which equals 3,313 rentable square feet in the ACF/Common Passage Space divided by 45,000 rentable square feet in the Premises, multiplied by 100. From and after the ACF/Common Passage Commencement Date, such reduction in the electricity charge shall end and electricity shall be charged to Tenant as set forth in the Lease. Amounts for any partial month shall be prorated.

(b) For the period from the Commencement Date of the Lease until the ACF/Common Passage Commencement Date, as the same is determined pursuant to this Amendment, Landlord will reimburse Tenant for an equitable portion of the amount paid by Tenant to the gas utility provider for the gas supplied to the Premises in a month, based on the ratio of the rentable square footage of the ACF/Common Passage Space to the rentable square footage of the Premises. By way of example, for illustration purposes only, if Tenant paid $100 for the gas supplied for a month by the utility provider to the entire Premises, including the ACF/Common Passage Space, the amount to be reimbursed by Landlord for that month shall be $7.36, which equals 3,313 rentable square feet in the ACF/Common Passage Space divided by 45,000 rentable square feet in the Premises, multiplied by 100. Such reimbursement shall be paid by Landlord within 30 days of receipt of invoice from Tenant. From and after the ACF/Common Passage Commencement Date, such reimbursement shall end and Tenant shall pay for gas supplied to the entire Premises as set forth in the Lease. Amounts for any partial month shall be prorated.

4.         Increase in Rentable Area of Project and Adjustment to Tenant’s Share of Operating Expenses. Effective as of January 1, 2012:

(a) The “Rentable Area of Project” as set forth in the Basic Lease Provisions of the Lease is hereby deleted and replaced by the following:

Rentable Area of Project: Approximately 93,516 rentable square feet.

(b) The “Tenant’s Share of Operating Expenses” as set forth in the Basic Lease Provisions of the Lease is hereby deleted and replaced by the following:

Tenant’s Share of Operating Expenses:	48.12%.

5.         Miscellaneous. Landlord and Tenant hereby agree as follows:

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.Second Amendment To Lease – Forma Therapeutics, Inc.	Page 3

(a) Any Initially capitalized term that is used but not defined in this Amendment shall have the meaning assigned to such term in the Lease. This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b) This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors in interest.

(c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

(d) Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively “Broker’’) in connection with this Amendment and that no Broker brought about the transaction evidenced by this Amendment. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Amendment.

(e) As amended and/or modified by this Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

(Signatures on Next Page)

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Second Amendment To Lease – Forma Therapeutics, Inc.	Page 4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

TENANT:

FORMA THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Andrew Littlehale Andrew Littlehale, Director Finance

LANDLORD:

ARE-500 ARSENAL STREET, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership, managing member

	By:	ARE-QRS CORP.,
a Maryland corporation, general partner

		By:	/s/Eric S. Johnson
Eric S. Johnson Its: Vice President, Real Estate Legal Affairs

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Third Amendment To Lease – Forma Therapeutics, Inc.	Page 1

THIRD AMENDMENT TO LEASE

This Third Amendment to Lease (the “Amendment”) is made as of May 24, 2012, by and between ARE-500 Arsenal Street, LLC, a Delaware limited liability company, having an address at 385 East Colorado Boulevard, Suite 299, Pasadena, CA 91101 (“Landlord”), and Forma Therapeutics, Inc., a Delaware corporation, having an address at 500 Arsenal Street, Watertown, MA 02472 (“Tenant”).

RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated as of May 20, 2011, as amended by a First Amendment to Lease dated July 22, 2011 and a Second Amendment to Lease (the “Second Amendment”) dated January 3, 2012 (as so amended, the “Lease”), wherein Landlord leases to Tenant certain premises (the “Premises”) located in the building known and numbered as 500 Arsenal Street, Watertown, Massachusetts (the “Building”), as such Premises are more particularly described in the Lease.

B. In its construction of the Tenant Improvements for the Premises, Tenant received pursuant to the Lease the maximum amount of $250,000 constituting the “Additional Tenant Improvement Allowance,” in addition to the amount of $900,000 constituting the “Tenant Improvement Allowance” (as such terms are defined in the Work Letter). On account of the receipt by Tenant of the Additional Tenant Improvement Allowance and as contemplated by the Work Letter, the parties desire to increase the Base Rent by $2,083.33 per month from and after the Rent Commencement Date.

C. In addition, Tenant received from Landlord an additional $149,486 as an extra allowance for the Tenant Improvements (the “Extra Additional Allowance”). On account of the receipt by Tenant of this Extra Additional Allowance in the amount of $149,486, the parties desire to further increase the Base Rent by an additional $1,245.72 per month from and after the Rent Commencement Date.

D. Landlord and Tenant desire to amend the Lease to, among other things, adjust the Base Rent as set forth in this Amendment on account of Tenant’s receipt of the Additional Tenant Improvement Allowance and the Extra Additional Allowance.

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Third Amendment To Lease – Forma Therapeutics, Inc.	Page 2

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is hereby amended as follows:

1. Adjustment to Base Rent. The definition of Base Rent as set forth in the Basic Lease Provisions on page 1 of the Lease is hereby deleted and replaced with the following:

Base Rent:

Lease Year	Per Month	Per Rentable Square Foot
1	$108,329.05	$28.89
2	$127,079.05	$33.89
3	$134,579.05	$35.89
4	$142,079.05	$37.89
5	$149,579.05	$39.89

2. End of Adjustment for ACF/Common Passage. The ACF/Common Passage Commencement Date occurred on March 1, 2012, as set forth in the Acknowledgment of ACF/Common Passage Space Commencement Date, dated March 15, 2012 between Tenant and Landlord. Accordingly, the reduction in Base Rent and Tenant’s Share of Operating Expenses ended on March 14, 2012, and from and after March 15, 2012 the Base Rent and Tenant’s Share of Operating Expenses shall no longer be subject to such reduction.

3. Landlord’s Administrative Rent. Landlord’s “Administrative Rent” (as such term is defined in the Work Letter) was not paid from the Tl Fund. Accordingly, Tenant shall pay Landlord the Administrative Rent in the amount of $64,974.30 within 30 days of receipt of invoice from Landlord.

4. Miscellaneous. Landlord and Tenant hereby agree as follows:

(a) Any Initially capitalized term that is used but not defined in this Amendment shall have the meaning assigned to such term in the Lease. The Recitals set forth above are incorporated herein and made a part of the agreements set forth in this Amendment This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b) This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors in interest

(c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

(d) Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this Amendment and that no Broker brought about the transaction evidenced by this Amendment Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Amendment.

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Third Amendment To Lease – Forma Therapeutics, Inc.	Page 3

(e) As amended and/or modified by this Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

(f) The Landlord hereby confirms that, in preparing this Amendment, Landlord has carefully reviewed its books and records pertaining to the Tl Costs, and to the best of Landlord’s knowledge, the Additional Tenant Improvement Allowance, Extra Additional Allowance and Administrative Rent amounts are true, accurate and final in all respects and no further charges shall be made by the Landlord with respect to any of the aforesaid amounts.

(Signatures on Next Page)

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Third Amendment To Lease – Forma Therapeutics, Inc.	Page 4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

TENANT:

FORMA THERAPEUTICS, INC., a Delaware corporation

	By:	/s/ Steven Tregay
Steven Tregay, Ph.D., President and CEO

LANDLORD:

ARE-500 ARSENAL STREET, LLC,
a Delaware limited liability company

By:		ALEXANDRIA REAL ESTATE EQUITIES,
L.P., a Delaware limited partnership,
managing member

		By:	ARE-QRS CORP.,
a Maryland corporation, general partner

			By:	/s/ Eric S. Johnson
Eric S. Johnson
Its: Vice President, Real Estate Legal Affairs

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Fourth Amendment To Lease Forma Therapeutics, lnc./500 Arsenal Street, Watertown, MA	Page 1

FOURTH AMENDMENT TO LEASE

This Fourth Amendment to Lease (the “Amendment”) is made as of July 16, 2014, by and between ARE-500 Arsenal Street, LLC, a Delaware limited liability company, having an address at 385 East Colorado Boulevard, Suite 299, Pasadena, CA 91101 (“Landlord”), and Forma Therapeutics, Inc., a Delaware corporation, having an address at 500 Arsenal Street, Watertown, MA 02472 (“Tenant”).

RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated as of May 20, 2011, as amended by a First Amendment to Lease dated July 22, 2011, a Second Amendment to Lease dated January 3, 2012, and a Third Amendment to Lease (“Third Amendment”) dated May 24, 2012 (as so amended , the “Lease”), wherein Landlord leases to Tenant certain premises (the “Premises”) located in the building known and numbered as 500 Arsenal Street, Watertown, Massachusetts (the “Building”), as such Premises are more particularly described in the Lease.

B. Tenant and Landlord desire to extend the Base Term of the Lease through January 31, 2019.

C. In addition, Tenant has commenced certain renovations to the Premises, and Landlord is willing to provide a tenant improvement allowance toward the cost of such renovations, subject to the terms and conditions of this Amendment.

D. Landlord and Tenant desire to amend the Lease to, among other things, extend the Base Term of the Lease, provide for the Base Rent during the period of such extension and provide terms and conditions for Tenant’s renovations and the tenant improvement allowance.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is hereby amended as follows:

1. Extension of Base Term. The definition of Base Term set forth in the Basic Lease Provisions on page 1 of the Lease is hereby deleted and replaced with the following:

Beginning on the Commencement Date (which the parties agreed occurred on December 17, 2011) and ending on January 31, 2019.

Notwithstanding the extension of the Base Term as set forth herein, Tenant shall continue to have one (1) right to extend the Base Term of the Lease subject to and in accordance with Section 39 of the Lease. All references to the Base Term in the Lease, including without limitation in Section 39, shall be to the Base Term as extended by this Amendment.

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Fourth Amendment To Lease Forma Therapeutics, lnc./500 Arsenal Street, Watertown, MA	Page 2

2 . Base Rent During Extension. The following shall be added to the bottom of the table included in the definition of Base Rent as set forth in the Basic Lease Provisions, as the same have been amended by the Third Amendment:

Lease Year	Per Month	Per Rentable Square Foot
6	$ 157,087.50	$ 41.89
7	$ 164,587.50	$ 43.89

3. Tenant Improvements. Tenant has commenced certain renovations to the Premises in accordance with plans and specifications approved by Landlord and attached to the work letter attached hereto and made a part hereof as Exhibit #1 (the “Tenant Renovations Work Letter”). Landlord is willing to make a tenant improvement allowance in the amount of $6.00 per rentable square foot of the Premises available to Tenant for such renovations, subject to the terms and conditions of the Tenant Renovations Work Letter. Tenant shall construct such renovations in accordance with the Tenant Renovations Work Letter and the terms and conditions of the Lease, including without limitation Sections 12 and 15 of the Lease.

4. Miscellaneous. Landlord and Tenant hereby agree as follows:

(a) Any initially capitalized term that is used but not defined in this Amendment shall have the meaning assigned to such term in the Lease. The Recitals set forth above are incorporated herein and made a part of the agreements set forth in this Amendment. This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b) This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors in interest.

(c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

(d) Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (a “Broker”) other than Cushman & Wakefield of Massachusetts, Inc. (“C&W”) in connection with this Amendment and that no party other than C&W brought about the transaction evidenced by this Amendment. The commission due C&W shall be paid by Landlord pursuant to a separate agreement if as and when this Amendment is fully executed by both parties. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker other than C&W claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Amendment.

(e) As amended and/or modified by this Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and

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Fourth Amendment To Lease Forma Therapeutics, lnc./500 Arsenal Street, Watertown, MA	Page 3

unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

(Signatures on Next Page)

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Fourth Amendment To Lease Forma Therapeutics, lnc./500 Arsenal Street, Watertown, MA	Page 4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

TENANT:

FORMA THERAPEUTICS, INC., a Delaware corporation

	By:	/s/ Steven Tregay
Steven Tregay, Ph.D., President and CEO

LANDLORD:

ARE-500 ARSENAL STREET, LLC,
a Delaware limited liability company

By:		ALEXANDRIA REAL ESTATE EQUITIES,
L.P., a Delaware limited partnership,
managing member

		By:	ARE-QRS CORP.,
a Maryland corporation, general partner

			By:	/s/ Eric S. Johnson
Eric S. Johnson
Its: Vice President, Real Estate Legal Affairs

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Fourth Amendment To Lease
Forma Therapeutics, lnc./500 Arsenal Street, Watertown, MA	Page 5

EXHIBIT #1 TO FOURTH AMENDMENT TO LEASE

TENANT RENOVATIONS WORK LETTER

This TENANT RENOVATIONS WORK LETTER (this “Tenant Renovations Work Letter”) is incorporated into that certain Fourth Amendment to Lease (the “Amendment”) by and between ARE-500 Arsenal Street, LLC, a Delaware limited liability company (“Landlord”) and Forma Therapeutics, Inc., a Delaware corporation (“Tenant”) and dated as of the date first set forth in such Amendment (the “Effective Date”). Any initially capitalized terms used but not defined herein shall have the meanings given them in the Amendment, or if a capitalized term is used herein but not defined in the Amendment, it shall have the meaning given it in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Jim O’Connell and Jim Kyranos (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Tenant Renovations Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Tenant Renovations Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord.

(b) Landlord’s Authorized Representative. Landlord designates Dan Cordeau, Joe Maguire and JoAnn Merlino-Rogers (each such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Tenant Renovations Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Tenant Renovations Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that the architect (the “TI Architect”) for the Tenant Improvements (as defined in Section 2(a) below) shall be Olson Lewis Architects, and the general contractor for the Tenant Improvements shall be TRG Builders. Landlord shall be named a third party beneficiary of any contract entered into by Tenant with the Tl Architect, any consultant, any contractor or any subcontractor, and of any warranty made by any contractor or any subcontractor.

2. Tenant Improvements.

(a) Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all renovations and related improvements to the Premises desired by Tenant of a fixed and permanent nature and which are to be performed pursuant to this Tenant Renovations Work Letter. Other than funding the Tl Allowance (as defined below) as provided herein, Landlord shall not have any obligation whatsoever with respect to the renovations or other improvements to the Premises.

(b) Working Drawings. Landlord hereby confirms that it has approved the construction drawings and specifications for the Tenant Improvements that are attached to this Tenant Renovations Work Letter and made a part hereof as Attachment A (“TI Construction

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Drawings”). Tenant shall be solely responsible for ensuring that the Tl Construction Drawings reflect Tenant’s requirements for the Tenant Improvements. Tenant shall not modify the Tl Construction Drawings except in accordance with Section 4 below.

3. Performance of the Tenant Improvements.

(a) Commencement and Permitting of the Tenant Improvements. Tenant has obtained a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the Tl Construction Drawings approved by Landlord and shall deliver a copy of the Tl Permit to Landlord, if not previously delivered. The Tl Allowance may be used for the cost of obtaining the Tl Permit, subject to the provisions of Section 5(e) below. If not previously delivered, Tenant shall deliver to Landlord a copy of any contract with Tenant’s contractors (including the Tl Architect), and certificates of insurance from any contractor performing any part of the Tenant Improvement evidencing industry standard commercial general liability, automotive liability, “builder’s risk”, and workers’ compensation insurance. Tenant shall cause the general contractor to provide a certificate of insurance naming Landlord, Alexandria Real Estate Equities, Inc., and Landlord’s lender (if any) as additional insureds for the general contractor’s liability coverages required above.

(b) Selection of Materials, Etc. Where more than one type of material or structure is indicated on the Tl Construction Drawings approved by Tenant and Landlord, the option will be within Tenant’s reasonable discretion if the matter concerns the Tenant Improvements, and within Landlord’s sole and absolute subjective discretion if the matter concerns the structural components of the Building or any Building system.

(c) Tenant Liability. Tenant shall be responsible for correcting any deficiencies or defects in the Tenant Improvements.

(d) Substantial Completion. Tenant shall substantially complete or cause to be substantially completed the Tenant Improvements in a good and workmanlike manner, in accordance with the Tl Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature which do not interfere with the use of the Premises (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of the Tenant Improvements, Tenant shall require the Tl Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AlA”) document G704. For purposes of this Tenant Renovations Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the Tl Permit); (ii) to comport with good design, engineering, and construction practices which are not material; or (iii) to make reasonable adjustments for field deviations or conditions encountered during the construction of the Tenant Improvements.

4. Changes. Any changes desired by Tenant to the Tenant Improvements or the Tl Construction Drawings approved by Landlord shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Right to Request Changes. If Tenant shall request changes (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AlA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by

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Tenant’s Representative. Landlord shall review and approve or disapprove such Change Request within 10 business days thereafter, provided that Landlord’s approval shall not be unreasonably withheld, conditioned or delayed.

(b) Implementation of Changes. If Landlord approves such Change, Tenant may cause the approved Change to be instituted. If any Tl Permit modification or change is required as a result of such Change, Tenant shall promptly provide Landlord with a copy of such Tl Permit modification or change.

5. Costs.

(a) Budget For Tenant Improvements. A detailed breakdown, by trade, of the costs incurred or that will be incurred, in connection with the design and construction of The Tenant Improvements (the “Budget”) is included in Attachment A. The Budget is based upon the Tl Construction Drawings approved by Landlord.

(b) Tl Allowance. Landlord shall provide to Tenant a tenant improvement allowance (“TI Allowance”) of $6.00 per rentable square foot of the Premises, or $270,000 in the aggregate. The Tl Allowance shall be disbursed in accordance with this Tenant Renovations Work Letter.

Tenant shall have no right to the use or benefit (including any reduction to Base Rent) of any portion of the Tl Allowance not required for the construction of (i) the Tenant Improvements described in the Tl Construction Drawings approved pursuant to Section 2(c) or (ii) any Changes pursuant to Section 4. Tenant shall have no right to any portion of the Tl Allowance that is not disbursed before the last day of the month that is 12 months after the Effective Date.

(c) Costs Reimbursable by Tl Allowance. The Tl Allowance shall be used solely for the payment of design, permits and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements, the cost of preparing the Tl Construction Drawings, all costs set forth in the Budget and the cost of Changes (collectively, “TI Costs”). Notwithstanding anything to the contrary contained herein, the Tl Allowance shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not be limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements

(d) Excess Tl Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the Tl Allowance. Notwithstanding anything to the contrary set forth in this Tenant Renovations Work Letter, Tenant shall be fully and solely liable for Tl Costs and the cost of Minor Variations in excess of the Tl Allowance.

(e) Payment for Tl Costs. Upon final completion of the Tenant Improvements, but no earlier than September 1, 2014, Landlord shall reimburse Tenant for Tl Costs up to the amount of the Tl Allowance, provided that Tenant submits a draw request in Landlord’s standard form, accompanied by: (i) sworn statements setting forth the names of all contractors and first tier subcontractors who did the work and final, unconditional lien waivers from all such contractors and first tier subcontractors; (ii) as-built plans (one copy in print format and two copies in electronic CAD format) for such Tenant Improvements; (iii) a certification of substantial completion in Form AlA G704, (iv) a copy of the Tl Permit signed off on by the applicable building inspectors; and (v) copies of all operation and maintenance manuals and warranties affecting the Premises.

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Forma Therapeutics, lnc./500 Arsenal Street, Watertown, MA	Page 8

6. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Tenant Renovations Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Tenant Renovations Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c) Default. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the Tl Allowance during any period Tenant is in Default under the Lease.

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Forma Therapeutics, lnc./500 Arsenal Street, Watertown, MA	Page 9

ATTACHMENT A TO TENANT RENOVATIONS WORK LETTER

Tl Construction Drawings

[attached]

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Forma Therapeutics, Inc./500 Arsenal Street, Watertown, MA                             page 10

Project Area 1
A
B
C
D
E
F
1
2
3
4
5
6
7
8
9
10

No.	Date	Remarks

Consultant

OLSON LEWIS+ ARCHITECTS

Architect

Alexandria Real Estate
400 Tech Square, 1st Floor
Cambridge, MA

Building Owner

First Floor Demolition Plan

Sheet Title

Forma

Project Name & Location

A1.1

27 Feb 2014

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Fourth Amendment To Lease

Forma Therapeutics, Inc./500 Arsenal Street, Watertown, MA                             page 11

Project Area 1
2 Bench Elevation
3 Bench Elevation

No.	Date	Revision

Consultant

OLSON LEWIS+ ARCHITECTS

Architect

Alexandria Real Estate
400 Tech Square, 1st Floor
Cambridge, MA

Building Owner

Proposed First Floor Plan

Sheet Title

Forma

A2.1

27 Feb 2014

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Fourth Amendment To Lease

Forma Therapeutics, Inc./500 Arsenal Street, Watertown, MA                             page 12

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

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Fourth Amendment To Lease

Forma Therapeutics, Inc./500 Arsenal Street, Watertown, MA                             page 13

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Fourth Amendment To Lease
Forma Therapeutics, Inc./500 Arsenal Street, Watertown, MA	Page 14

Forma Therapeutics

500 Arsenal Street – Watertown MA

ACF and Chemist area renovations – Proposal			REVISED	1-Apr-14
DIVISION I DESCRIPTION	QTY	UNIT $	LINE SUM	DIV. SUM
DEMOLITION
TEMP PROTECTION MATERIALS	1 LS	1,500	1,500
DEMO & DISPOSE EXISTING WALLS CEILINGS DOORS FRAMES	1 LS		INCL
DEMO & DISPOSE EPOXY FLOORING	1 LS		INCL
SUBCONTRACTOR QUOTE	1 QT	16,500	16,500
DEMO & DISPOSE DEPYRO OVEN & AUTOCLAVE	1 LS	5,000	5,000
DEMO & DISPOSE CEILINGS – BENCHS – FLOORING	10 DYS	350	3,500
DEMO & DISPOSE HOODS	4 MDS	800	3,200
DEMOLITION DUMPSTERS	4 EA	675	2,700
DAILY CLEAN UP LABOR	12 DYS	350	4,200
DEMO LABOR TO REMOVE STAIRWELL & CORR. CARPET	3 DYS	350	1,050
DEMOLITION DUMPSTERS FOR STAIRWELL CARPET	1 EA	675	675
				$38,325

CONCRETE
CONCRETE PATCH & REPAIRS AT FLOOR DRAINS ETC	1 ALW	1,500	1,500
CONCRETE SAW CUTTING FOR NEW DUCT SHAFT TO 1ST FL	1 LS	2,750	2,750
				$4,250

STRUCTRURAL STEEL
PROVIDE & INSTALL SUPPORT ST EEL FOR DUCT SHAFT	1 ALW	4,500	4,500
				$4,500

DOORS FRAMES HARDWARE
FURNISH NEW 3’·0" X 7’-0" OFFICE DOOR FRAME & HDWR – 2ND	13 EA	1,100	14,300
FURNISH NEW 3’-0" X 7’-0" OFFICE DOOR FRAME & HDWR – 1ST	6 EA	1,100	6,600
FURNISH NEW 3’-0" X 7’-0" LAB DOOR FRAME & HDWR – 1ST	2 EA	1,350	2,700
INSTALL DOORS & HARDWARE	21 EA	250	5,250
				$28,850

GLASS
PROVIDE & INSTALL NEW GLASS AT OFFICE WALLS – 2ND	11 EA	1,650	18,150
PROVIDE & INSTALL NEW GLASS AT OFFICE WALLS – 1ST	4 EA	1,650	6,600
FURNISH MULLION CAPS AT 2ND FLOOR DRYWALL PARTITION	8 EA	225	1,800
				$26,550

1

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Fourth Amendment To Lease
Forma Therapeutics, Inc./500 Arsenal Street, Watertown, MA	Page 15

Forma Therapeutics

500 Arsenal Street – Watertown MA

ACF and Chemistry area renovations – Proposal		REVISED		1-Apr-14
DRYWALL
FURNISH & INSTALL FULL HEIGHT DIVIDING PARTITIONS – 2ND	650 SF	9	5,850
FURNISH & INSTALL DRYWALL PARTITIONS @ OFFICES – 2ND	2,300 SF	7	16,100
SOFFIT PATCH & REPAIRS – 2ND	1 LS	3,500	3,500
INSTALL DOOR FRAMES – 2ND	13 EA	250	3,250
REWORK FOR RELOCATED STORAGE RM DOOR	1 LS	1,250	1,250
MISC. PATCH & REPAIR AT REMOVED WALLS	1 LS	2,500	2,500
FURNISH & INSTALL FULL HEIGHT DIVIDING PARTITIONS – 1ST	1,850 SF	9	16,650
FURNISH & INSTALL DRYWALL PARTITIONS @ OFFICES – 1ST	750 SF	7	5,250
INSTALL DOOR FRAMES & WELDED SIDE LIGHT FRAMES	8 EA	250	2,000
PROVIDE FINISH OPENING CONNECTING LABS	1 EA	450	NIC
MISC CARPENTRY	24 HRS	80	1,920
MISC MATERIALS	1 LS	1,500	1,500
INFILL OPENINGS TO EXISTING TC ROOMS	2 EA	500	1,000
				$60,770

CEILINGS
FURNISH & INSTALL CEILINGS IN OFFICES – 2ND	1,200 SF	5	6,000
FURNISH & INSTALL CEILINGS IN OFFICES – 1ST	1,170 SF	5	5,850
FURNISH & INSTALL CEILINGS IN LABS – 1ST	2,120 SF	7	14,840
FURNISH METAL CEILING PANELS FOR LAB UTILITIES	3 EA	275	825
				$27,515

FLOORING
FURNISH & INSTALL CARPET IN OFFICE AREA – 2ND	150 SY	36	5,400
PROVIDE VINLY BASE AT NEW OFFICES & CORRIDOR – 2ND	550 LF	2	1,238
FLOOR PREP – 2ND	1 LS	750	750
FLOORING REPAIR AT RELOCATED STORAGE RM. DOOR – 2ND	1 LS	750	750
FURNISH & INSTALL CARPET IN OFFICE AREA – 1ST	130 SY	36	4,680
PROVIDE VINLY BASE AT NEW OFFICES & CORRIDOR – 1ST	450 LF	2	1,013
FURNISH & INSTALL VCT IN LAB AREAS – 1ST	1,925 SF	6	11,550
FLOOR PREP – 1ST	1 LS	1,250	1,250
FLOOR PATCH AT MATCH AT STORAGE AREA	1 LS	1,500	1,500
FURNISH & INSTALL VINLY STAIR TREAD AT STAIRWELL	1 LS	3,500	3,500
FURNISH & INSTALL VCT IN CORRIDOR – 1ST	1,000 SF	6	6,000
				$37,630

PAINT
PAINT NEW DRYWALL PARITIONS	4,580 SF	0.85	3,893
PAINT EXISTING DRYWALL PARITIONS	2,750 SF	0.65	1,788
PAINT NEW DOOR FRAMES	21 EA	225	4,725
PAINT OPEN STORAGE AREA	1 LS	1,500	1,500
MISC. PAINT TOUCH UP AT DISTURBED AREAS	1 LS	3,500	3,500
PAINT TOUCH UP AND REPAIRS AT STAIRWELL & CORR	1 LS	3,000	3,000
				$18,406

SPECIALTIES
WINDOW BUND REWORK AS REQUIRED	1 LS	2,500	2,500
WINDOW SILL REWORK	1 ALW	3,500	3,500
CORNER GUARDS	1 ALW	1,250	1,250
				$7,250

2

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Fourth Amendment To Lease
Forma Therapeutics, Inc./500 Arsenal Street, Watertown, MA	Page 16

Forma Therapeutics

500 Arsenal Street – Watertown MA

ACF and Chemistry area renovations – Proposal		REVISED		1-Apr-14
LAB CASEWORK
FURNISH & INSTALL NEW LAB BENCHES PER DRAWINGS	1 QT	72,860	72,860
$72,860

FIRE PROTECTION
MAKE SAFE DEMO AS REQUIRED – 2ND FLOOR	1 LS		INCL
REWORK EXISTING SPRINKLER HEADS FOR NEW LAYOUT	1,200 SF	2.75	3,300
PERMIT DRAWINGS	1 LS	1,500	1,500
MAKE SAFE DEMO AS REQUIRED – 1ST FLOOR	1 LS		INCL
REWORK EXISTING SPRINKLER HEADS FOR NEW LAYOUT	2,990 SF	2.75	8,223
PERMIT DRAWINGS	1 LS	1,500	1,500
$14,523

PLUMBING
MAKE SAFE DEMO EXISTING EQUIPMENT & SINKS	1 LS		INCL
SUBCONTRACTOR QUOTE	1 LS		INCL
FURNISH & INSTALL LAB GASES TO BENCHES	1 LS		INCL
REWORK DI WATER LOOP FOR DISCONNECT AT GW	1 LS		INCL
RESANITIZE DI WATER LOOP AFTER REWORK	1 LS		INCL
PROVIDE & INSTALL COMBO EYEWASH STATION PER DWGS	1 LS		INCL
MAKE SAFE DEMO AS REQUIRED	1 LS		INCL
SUBCONTRACTOR QUOTE	1 QT	54,226	54,226
$54,226

HVAC
ACF CONVERSION
DISCONNECT & DEMO EXISTING HVAC SYSTEMS	1 LS		INCL
DISABLE BACK UP SYSTEM	1 LS		INCL
REDISTRIBUTE SUPPLY AIR SYSTM – PROVIDE RETURN AIR	1 LS		INCL
REWIRE – REPROGRAM – REBALANCE	1 LS		INCL
SECOND FLOOR – CONVERT CHEM LAB TO OFFICES
DISCONNECT & DEMO EXISTING HVAC SYSTEMS	1 LS		INCL
MAKE SAFE DEMO AS REQUIRED	1 LS		INCL
RELOCATE AND REINSTALL BOXES AS REQUIRED	1 LS		INCL
REWIRE – REPROGRAM – REBALANCE	1 LS		INCL
SUBCONTRACTOR QUOTE	1 QT	149,500	149,500
$149,500

ELECTRICAL
MAKE SAFE DISCONNECT EXISTING EQUIPMENT – 2ND	1 LS		INCL
PROVIDE LIGHTING POWER & DATA IN OFFICE AREA	1 LS		INCL
PROVIDE BASIC LIGHTING POWER IN OPEN LAB AREA	1 LS		INCL
FIRE ALARM REWORK AS REQUIRED	1 LS		INCL
SUBCONTRACTOR QUOTE	1 QT	70,710	70,710
MAKE SAFE DISCONNECT EXISTING CHEMISTRY LAB AREA	1 LS		INCL
PROVIDE LIGHTING & POWER IN OFFICE & LAB AREA – 1ST FL	1 LS		INCL
MISC. POWER WIRING AS REQUIRED FOR EQUIPMENT	1 LS		INCL
SUBCONTRACTOR QUOTE	1 QT	18,000	18,000
TEL – DATA – ALLOWANCE	50 EA	280	14,000
PROVID TEMP POWER WIRING FOR SAW CUTTING MACHINE	1 LS	1,200	1,200
$103,910

3

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Fourth Amendment To Lease
Forma Therapeutics, Inc./500 Arsenal Street, Watertown, MA	Page 17

Forma Therapeutics

500 Arsenal Street – Watertown MA

ACF and Chemistry area renovations – Proposal		REVISED		1-Apr-14
SUPERVISION
FIELD SUPERINTENDENT	12.0 WKS	3,600	43,200
PROJECT MANAGER	24.0 DYS	760	18,240
PRECONSTRUCTION	2.0 WKS	3,800	7,600
PROJECT SECRETARY / ACCOUNTING	24 DYS	500	12,000
				$81,040

GENERAL CONDITIONS
GENERAL CONDITIONS	5.0%	36,505	36,505
				$36,505

ARCHITECTURAL
PERMIT DRAWINGS	1 LS	25,000	25,000
				$25,000

INSURANCE AND PERMITS
GENERAL LIABILITY INSURANCE	1 LS	3,298	3,298
GENERAL BUILDING PERMIT	1 LS	11,874	11,874
				$15,172

CONTINGENCY	5.0%	40,339	40,339
				$40,339

OVERHEAD AND PROFIT	6.5%	33,814	33,814
				$33,814

TOTAL				$880,934

CLARIFICATIONS / ALTERNATES :

1.	WORK IS TO BE PERFORMED DURNING NORMAL WORKING HOURS
2.	PROPOSAL INCLUDES A BUILDING PERMIT
3.	ALL CUBICLE & FURNITURE – FURNISH & INSTALL BY FORMA

4

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

FIFTH AMENDMENT TO LEASE

This Fifth Amendment to Lease (this “Fifth Amendment”) is made as of September 20, 2017, by and between ARE-500 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and FORMA THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of May 20, 2011, as amended by that certain First Amendment to Lease dated as of July 22, 2011, as further amended by that certain Second Amendment to Lease dated as of January 3, 2012, as further amended by that certain Third Amendment to Lease dated as of May 24, 2012, and as further amended by that certain Fourth Amendment to Lease dated as of July 16, 2014 (as amended, the “Lease”), wherein Landlord leases to Tenant certain premises containing approximately 45,000 rentable square feet (the “Premises”) located at 500 Arsenal Street, Watertown, Massachusetts, as more particularly described therein. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. The Term of the Lease is scheduled to expire on January 31, 2019.

C. Tenant has elected to exercise its Extension Right pursuant to Section 39 of the Lease.

D. Landlord and Tenant desire to amend the Lease to, among other things, extend the Term of the Lease through January 31, 2024 (the “Extended Expiration Date”) and provide for a new Extension Right.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Term. The expiration date of the Term of the Lease is hereby extended through the Extended Expiration Date.

2.	Base Rent. Tenant shall pay Base Rent as provided under the Lease through January 31, 2019. Commencing on February 1, 2019, Tenant shall pay Base Rent pursuant to the following schedule:

Time Period	Base Rent per RSF per year	Monthly Base Rent
February 1, 2019 - January 31, 2020	$48.50	$181,875.00
February 1, 2020 - January 31, 2021	$49.50	$185,625.00
February 1, 2021 - January 31, 2022	$50.50	$189,375.00
February 1, 2022 - January 31, 2023	$51.50	$193,125.00
February 1, 2023 - January 31, 2024	$52.50	$196,875.00

3.	Right to Extend.

a.	As of the date of this Fifth Amendment, Section 39(a) of the Lease is hereby deleted in its entirety and replaced with the following:

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“(a) Extension Rights. Tenant shall have one (1) right (the “Extension Right”) to extend the term of this Lease for five (5) years commencing on February 1, 2024, through January 31, 2029 (the “Extension Term”) on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise the Extension Right before November 1, 2022.

Promptly following receipt of Tenant’s written election to exercise its Extension Right, Landlord shall notify Tenant of Landlord’s determination of Market Rent and the rent escalations during the Extension Term. If, on or before December 1, 2022, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during such the Extension Term after negotiating in good faith, Tenant may, by written notice to Landlord not later than January 31, 2023, elect arbitration as described in Section 39(b). If Tenant does not elect such arbitration, Tenant shall be deemed to have waived any right to extend the Term of the Lease and the Extension Right shall terminate. If Tenant delivers notice of its election to arbitrate the Market Rate to Landlord as provided above, Tenant shall have no right thereafter to rescind or elect not to extend the term of the Lease for the Extension Term.”

b.

For the purposes of Section 39 of the Lease (as amended by this Fifth Amendment) and this Section 3, “Market Rate” shall mean the rate that comparable landlords of comparable buildings have accepted in current transactions from non-equity (i.e., not being offered equity in the buildings) and nonaffiliated tenants of similar financial strength for space of comparable size and quality (including all Tenant Improvements, Alterations and other improvements) in comparable laboratory/office buildings in the Watertown submarket for a comparable term, with the determination of the Market Rate to take into account all relevant factors.

4.

Tl Allowance. Landlord shall make available to Tenant a tenant improvement allowance in the amount of $450,000 (the “Improvement Allowance”) for the design and construction of fixed and permanent improvements desired by and performed by Tenant and reasonably acceptable to Landlord in the Premises (the “Fifth Amendment Improvements”), which Fifth Amendment Improvements shall be constructed pursuant to a scope of work reasonably acceptable to Landlord and Tenant. Except as expressly set forth below with respect to Prior Completed Improvements (as defined below) the Improvement Allowance shall be available only for the design and construction of the Fifth Amendment Improvements. Tenant acknowledges that upon the expiration of the Term of the Lease (as amended by this Fifth Amendment), the Fifth Amendment Improvements shall become the property of Landlord and may not be removed by Tenant. Except for the Improvement Allowance, Tenant shall be solely responsible for all of the costs of the Fifth Amendment Improvements. The Fifth Amendment Improvements shall be treated as Alterations and shall be undertaken pursuant to Section 12 of the Lease. The contractor for the Fifth Amendment Improvements shall be selected by Tenant, subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Prior to the commencement of the Fifth Amendment Improvements, Tenant shall deliver to Landlord a copy of any contract with Tenant’s contractors, and certificates of insurance from any contractor performing any part of the Fifth Amendment Improvements evidencing industry standard commercial general liability, automotive liability, “builder’s risk”, and workers’ compensation insurance. Tenant shall cause the general contractor to provide a certificate of insurance naming Landlord, Alexandria Real Estate Equities, Inc., and Landlord’s lender (if any) as additional insureds for the general contractor’s liability coverages required above.

Upon completion of the Fifth Amendment Improvements (and prior to any final disbursement of the Improvement Allowance) Tenant shall deliver to Landlord the following items: (i) sworn statements setting forth the names of all contractors and subcontractors who did work on the Fifth Amendment Improvements and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans, if available, for the Fifth Amendment Improvements. Notwithstanding the

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foregoing, if the cost of the Fifth Amendment Improvements exceeds the Improvement Allowance, Tenant shall be required to pay such excess in full prior to Landlord having any obligation to fund any remaining portion of the Improvement Allowance. The Improvement Allowance shall only be available for use by Tenant for the construction of the Fifth Amendment Improvements from the date of this Fifth Amendment through the date that is 12 months after the date of this Fifth Amendment (the “Outside Improvement Allowance Date”). Any portion of the Improvement Allowance which has not been properly requested by Tenant from Landlord on or before the Outside Improvement Allowance Date shall be forfeited and shall not be available for use by Tenant.

Notwithstanding anything to the contrary contained herein, Tenant shall have the right, rather than use the Improvement Allowance for Fifth Amendment Improvements constructed after the mutual execution and delivery of this Fifth Amendment by the parties, to apply all or a portion of the Improvement Allowance to reimburse itself for reasonable costs actually incurred by Tenant for fixed and permanent Alterations performed by Tenant within the Premises prior to the mutual execution and delivery of this Fifth Amendment by the parties (“Prior Completed Improvements”), all of which Prior Completed Improvements must be reasonably acceptable and approved by Landlord. Tenant shall provide Landlord with reasonable invoices, evidence of payment of the applicable costs and all applicable certifications and lien releases, as may be requested by Landlord with respect to the Prior Completed Improvements prior to the disbursement of any portion of the Improvements Allowance in connection therewith.

5.

Landlord’s Work. Landlord shall, at Landlord’s sole cost and expense, replace the chillers identified as CH-1 and CH-2 and the boilers on the roof identified as B-1 and B-2 (including all pumps and ancillary equipment contained in the systems in question) (collectively, “Landlord’s Work”). Tenant acknowledges that Landlord will require access to portions of the Premises following the mutual execution and delivery of this Fifth Amendment in order to complete Landlord’s Work. Landlord and its contractors and agents shall have the right to enter the Premises following the mutual execution and delivery of this Fifth Amendment to perform Landlord’s Work and Tenant shall cooperate with Landlord in connection with the same. Landlord shall use reasonable efforts to minimize interference with Tenant’s operations in the Premises in connection with Landlord’s performance of Landlord’s Work. Landlord agrees to comply with reasonable security procedures and protocols in connection with Landlord’s entry into the Premises for the performance of Landlord’s Work so long as Tenant has notified Landlord of such security procedures and protocols. Tenant acknowledges that Landlord’s performance of Landlord’s Work may adversely affect Tenant’s use and occupancy of the Premises. Tenant waives all claims against Landlord for rent abatement in connection with Landlord’s Work.

6.	Parking.

a.

Subject to the terms of this Section 6, Tenant shall have the right (the “Parking Addition Right”) to cause Landlord to re-configure the existing parking area at the project to include an additional 21 parking spaces for the non-exclusive use of tenants of the Project in approximately the location shown on Exhibit A attached hereto (the “Additional Parking Spaces”). If Tenant desires to exercise its Parking Addition Right, Tenant shall deliver to Landlord written notification of Tenant’s exercise of the Parking Addition Right (the “Parking Addition Exercise Notice”). If Tenant delivers a Parking Addition Exercise Notice to Landlord any time after February 1, 2019, then Tenant shall be deemed to have elected to exercise its Extension Right pursuant to Section 39 of the Lease (as amended by this Fifth Amendment), and the Term of the Lease (as amended by this Fifth Amendment) shall be extended through January 31, 2029 (provided, however, that if the Parking Addition Exercise Notice is delivered prior to January 31, 2023, the parties will commence determining the Market Rate for the Extension Term on February 1, 2023, and if the parties are unable to agree on the Market Rate prior to April 1, 2023, then the parties shall be deemed to have elected to have the Market Rate

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determined by arbitration pursuant to the terms of Section 39(b) of the Lease). Notwithstanding anything to the contrary contained herein, if Tenant has not delivered a Parking Additional Exercise Notice to Landlord prior to January 31, 2023, then Tenant shall have no right to deliver a Parking Additional Exercise Notice to Landlord after January 31, 2023, if Tenant has not otherwise elected to exercise its Extension Right prior to such date. Tenant acknowledges and agrees that, if Tenant has elected to exercise the Parking Addition Right by delivering notice to Landlord as required in this Section 6(a), Tenant shall have no right thereafter to rescind its election to exercise its Parking Addition Right.

b.

Notwithstanding anything to the contrary contained in this Fifth Amendment, Landlord’s obligations under this Section 6, and the schedule for delivery of the Additional Parking Spaces are expressly conditioned upon the issuance by applicable Governmental Authorities of all governmental permits and approvals required for the Additional Parking Spaces (the “Additional Parking Permits”). Landlord covenants and agrees to use reasonable efforts to pursue the timely issuance of the Additional Parking Permits. Notwithstanding anything to the contrary contained herein, Tenant acknowledges and agrees that (i) Landlord does not currently have any Additional Parking Permits necessary for there-configuration of the existing parking area at the Project to include the Additional Parking Spaces and Landlord is under no obligation to attempt to obtain the same unless and until Tenant exercises the Parking Addition Right, (ii) Landlord shall have no obligation to commence the construction of the Additional Parking Spaces prior to Landlord’s obtaining the Additional Parking Permits necessary for the re-configuration of the existing parking areas and the construction of the Additional Parking Spaces, (iii) Landlord’s obligation to reconfigure the existing parking areas and construct the Additional Parking Spaces is subject to Landlord’s ability to obtain, on terms and conditions acceptable to Landlord in its reasonable discretion, all of Additional Parking Permits to permit the re-configuration of the existing parking areas and the construction of the Additional Parking Spaces following Landlord’s receipt of the Parking Addition Exercise Notice, (iv) Landlord shall have the right to determine (acting in its reasonable discretion) all matters related to the Additional Parking Spaces including, without limitation, relating to the configuration and construction thereof, and (v) the number of Additional Parking Spaces is not guaranteed and is subject to change by Landlord if so required in order to obtained the applicable Additional Parking Permits. Landlord shall use reasonable good faith efforts to cause the conditions set forth in this paragraph to be satisfied; provided, however, that Landlord shall have no liability to Tenant for the failure of any such conditions to be satisfied, and in the event of any failure of such conditions, except for the provisions of this Section 6, all of the other provisions of this Lease (as amended by this Fifth Amendment) shall nonetheless continue in full force and effect, and Tenant shall no longer be deemed to have elected to exercise its Extension Right pursuant to Section 6(a) above; however, Tenant shall otherwise retain, subject to the terms of Section 39 of the Lease (as amended by this Fifth Amendment) its Extension Right (as defined in Section 39 (as amended by this Fifth Amendment)).

c.

Commencing on the date that the construction of the Additional Parking Spaces is substantially completed, and continuing on the first day of each month during the remaining Term, Tenant shall pay the amount necessary to amortize over a period of 10 years all hard and soft costs incurred by Landlord in connection with the re-configuration of the parking area and construction of the Additional Parking Spaces in equal monthly payments with interest at a rate of 8% per annum, which interest shall begin to accrue on the date the construction of the Additional Parking Spaces is substantially completed such that such spaces can be used for their intended purposes (the “Additional Parking Rent”). Landlord agrees to provide Tenant, upon written request, with reasonable documentation evidencing all such costs.

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d.	Notwithstanding the above, the Parking Addition Right shall, at Landlord’s option, not be in effect and may not be exercised by Tenant:

(i) during any period of time that Tenant is in Default under any provision of the Lease (as amended by this Fifth Amendment); or

(ii) if Tenant has been in Default under any provision of the Lease (as amended by this Fifth Amendment) 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Extension Right.

e.

The Parking Addition Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that it may be assigned in connection with any Permitted Assignment of the Lease.

f.	The period of time within which Tenant’s Parking Addition Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Parking Addition Right.

7.

480 Arsenal Parking. So long as the Project and the 480 Arsenal Project continue to be owned by affiliates of Alexandria Real Estate Equities, Inc. and so long as Tenant is consistently using all of the parking spaces available for its use at the Project, if, during the Term, Tenant delivers written notice to Landlord, Tenant may use up to 25 parking spaces at that certain project located at 480 Arsenal Street, Watertown, Massachusetts (the “480 Arsenal Project”), which is owned by Landlord’s affiliate, ARE-480 Arsenal Street, LLC, a Delaware limited liability company (“Landlord’s Affiliate”). If Tenant has elected to use any parking spaces at the 480 Arsenal Project pursuant to the immediately preceding sentence and the parking areas at the 480 Arsenal Project are being utilized to capacity, then, to the extent that Landlord’s Affiliate, in its reasonable discretion, determines that it needs to haul snow from the parking areas at the 480 Arsenal Project, Tenant shall be responsible for the reasonable costs incurred by Landlord’s Affiliate in connection with such hauling of snow to the extent attributable, as reasonably determined by Landlord’s Affiliate, to Tenant’s use of parking spaces at the 480 Arsenal Project. For the avoidance of doubt, if Landlord’s Affiliate reasonably determines that Tenant’s use of parking spaces at the 480 Arsenal Project is the sole reason that Landlord’s Affiliate is required to haul snow from the parking areas at the 480 Arsenal Project, Tenant shall be responsible for all reasonable costs incurred by Landlord’s Affiliate in connection therewith. Tenant shall reimburse Landlord’s Affiliate for any costs for which Tenant is responsible pursuant to this Section 7 within 20 days after Landlord’s Affiliate’s delivery to Tenant of an invoice therefor. Notwithstanding anything to the contrary contained herein, if at any time New England Sports Network, Limited Partnership, ceases to be a tenant at the 480 Arsenal Project, Landlord may terminate Tenant’s rights under this Section 7 to use parking at the 480 Arsenal Project upon lot less than 60 days’ written notice to Tenant.

8.

lndemnitv. To correct a scrivener’s error in Section 16 of the Lease, Landlord and Tenant hereby agree that, retroactive to the date of the Lease, the language of Section 16 of the Lease which reads “unless caused solely by the willful misconduct or negligence of Landlord” is hereby deleted in its entirety and replaced with the following: “except to the extent caused by the willful misconduct or negligence of Landlord.”

9.

OFAC. Tenant is currently (a) in compliance with and shall at all times during the Term of the Lease (as amended by this Fifth Amendment) remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on,

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and shall not during the Term of the Lease (as amended by this Fifth Amendment) be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

10.	Miscellaneous.

a.

This Fifth Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Fifth Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b.	This Fifth Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective agents and assigns.

c.

This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Fifth Amendment attached thereto.

d.

Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Fifth Amendment and that no Broker brought about this transaction, other than CBRE New England. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than CBRE New England, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Fifth Amendment.

e.

Except as amended and/or modified by this Fifth Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Fifth Amendment. In the event of any conflict between the provisions of this Fifth Amendment and the provisions of the Lease, the provisions of this Fifth Amendment shall prevail. Whether or not specifically amended by this Fifth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Fifth Amendment.

[Signatures are on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the day and year first above written.

TENANT:

FORMA THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Steven Tregay
Steven Tregay, Ph. D., President and CEO

LANDLORD:

ARE-500 ARSENAL STREET, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership, managing member

By:	ARE-QRS CORP.,
a Maryland corporation, general partner

By:	/s/ Eric S. Johnson
Eric S. Johnson
Its: Vice President, Real Estate Legal Affairs

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Exhibit A

Additional Parking

Survey Property Line
AREA = 231357 SQ. FT.
(5.311 ACRES)
A.T.&T. CORPORATION
ARSENAL STREET LLC
ACCESS & UTILITY EASEMENT "A"
UTILITY EASEMENT
ACCESS & UTILITY EASEMENT "B"
BIRCH STREET
PARCEL
AREA = 231,358 SQ. FT.
(5.311 ACRES)
ARSENAL STREET
(PUBLIC - 80' WIDE)
PROGRESS PRINT
5/10/2017
Parking Summary Chart
Zoning Summary Chart

vhb

Parking Study
100 Arsenal Street
Watertown, MA

Review

Parking Concept Plan

C-1

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